--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                   FORM N-1A


                   REGISTRATION STATEMENT (NO. 2-57689) UNDER


                           THE SECURITIES ACT OF 1933


                          PRE-EFFECTIVE AMENDMENT NO.                        [X]


                        POST-EFFECTIVE AMENDMENT NO. 36                      [X]


                                      AND



              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY


                                  ACT OF 1940

                                AMENDMENT NO. 40                             [X]

                       VANGUARD MUNICIPAL BOND FUND, INC.


               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



                     P.O. BOX 2600, VALLEY FORGE, PA 19482


                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)



                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000



                         RAYMOND J. KLAPINSKY, ESQUIRE


                                  P.O. BOX 876


                             VALLEY FORGE, PA 19482



               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:


          on December 31, 1996 pursuant to paragraph (a) of Rule 485.



                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

  As soon as practicable after this Registration Statement becomes effective.


     REGISTRANT ELECTS TO REGISTER AN INDEFINITE NUMBER OF SHARES PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. REGISTRANT FILED ITS RULE 24F-2 NOTICE FOR THE YEAR ENDED AUGUST 31, 1996 ON OCTOBER 30, 1996.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       VANGUARD MUNICIPAL BOND FUND, INC.



                             CROSS REFERENCE SHEET


                         FORM N-1A
                        ITEM NUMBER                                   LOCATION IN PROSPECTUS
    Item 1.   Cover Page....................................   Cover Page
    Item 2.   Synopsis......................................   Highlights
    Item 3.   Condensed Financial Information...............   Financial Highlights; Yield and Total
                                                               Return
    Item 4.   General Description of Registrant.............   Investment Objective; Investment
                                                               Limitations; Investment Policies;
                                                               General Information
    Item 5.   Management of the Fund........................   Management of the Fund; Investment
                                                               Adviser; General Information.
    Item 6.   Capital Stock and Other Securities............   Opening an Account and Purchasing
                                                               Shares; When Your Account Will Be
                                                               Credited; Selling Your Shares; The
                                                               Share Price of Each Portfolio;
                                                               Dividends, Capital Gains and Taxes;
                                                               General Information
    Item 7.   Purchase of Securities Being Offered..........   Cover Page; Opening an Account and
                                                               Purchasing Shares
    Item 8.   Redemption or Repurchase......................   Selling Your Shares
    Item 9.   Pending Legal Proceedings.....................   Not Applicable

                         FORM N-1A                                     LOCATION IN STATEMENT
                        ITEM NUMBER                                  OF ADDITIONAL INFORMATION
   Item 10.   Cover Page....................................   Cover Page
   Item 11.   Table of Contents.............................   Cover Page
   Item 12.   General Information and History...............   Investment Policies; Investment
                                                               Management; Description of Shares and
                                                               Voting Rights
   Item 13.   Investment Objective and Policies.............   Investment Policies; Investment
                                                               Limitations
   Item 14.   Management of the Fund........................   Management of the Fund; Investment
                                                               Management
   Item 15.   Control Persons and Principal Holders of
              Securities....................................   Management of the Fund
   Item 16.   Investment Advisory and Other Services........   Management of the Fund; Investment
                                                               Management
   Item 17.   Brokerage Allocation..........................   Not Applicable
   Item 18.   Capital Stock and Other Securities............   Financial Statements; Description of
                                                               Shares and Voting Rights; Valuation
                                                               of Shares
   Item 19.   Purchase, Redemption and Pricing of Securities
              Being Offered.................................   Purchase of Shares; Redemption of
                                                               Shares
   Item 20.   Tax Status....................................   Appendix
   Item 21.   Underwriters..................................   Not Applicable
   Item 22.   Calculations of Yield Quotations of Money
              Market Fund...................................   Calculation of Yield
   Item 23.   Financial Statements..........................   Financial Statements

VANGUARD
MUNICIPAL BOND FUND
Prospectus
December 31, 1996

MONEY MARKET PORTFOLIO

SHORT-TERM PORTFOLIO

LIMITED-TERM PORTFOLIO

INTERMEDIATE-TERM PORTFOLIO

LONG-TERM PORTFOLIO

INSURED LONG-TERM PORTFOLIO

HIGH-YIELD PORTFOLIO


This prospectus contains financial data for the Fund through the fiscal year ended August 31, 1996.

[VANGUARD LOGO]


VANGUARD MUNICIPAL BOND FUND             A Federal Tax-Exempt Income Mutual Fund
CONTENTS
Portfolio Expenses            3      Share Price                  16      Features                     19
Financial Highlights          5      Dividends, Capital                   Types of Accounts            20
A Word About Risk             9      Gains, and Taxes             17      Distribution Options         20
The Portfolios'                      The Portfolios and                   Buying Shares                21
Objectives                    9      Vanguard                     18      Redeeming Shares             23
Who Should Invest             9      Investment Adviser           18      Fund and Account
Investment Strategies        10      General Information          18      Updates                      25
Investment Policies          14      Investing with                       Prospectus Postscript        27
Investment Limitations       15      Vanguard                     19      Risk Quiz                    28
Investment                           Services and Account                 Glossary      Inside Back Cover
Performance                  15


INVESTMENT OBJECTIVES AND POLICIES

Vanguard Municipal Bond Fund (the "Fund") is an open-end investment company that includes seven separate, diversified mutual fund portfolios: Money Market, Short-Term, Limited-Term, Intermediate-Term, Long-Term, Insured Long-Term, and High-Yield.

      Each Portfolio seeks to provide income that is exempt from Federal income taxes by investing in bonds, or debt securities, issued by state and local governments and regional government authorities. One Portfolio emphasizes stability; four Portfolios seek varying levels of stability and income; two Portfolios emphasize income over stability.

      You can buy shares in any of the seven Portfolios that meet your investment needs; you do not have to buy shares in all seven.

      IT IS IMPORTANT TO NOTE THAT NONE OF THE PORTFOLIOS' SHARES IS GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. ALTHOUGH THE INTEREST AND PRINCIPAL PAYMENTS OF THE BONDS IN THE INSURED LONG-TERM PORTFOLIO ARE GUARANTEED, THE VALUE OF THE BONDS THEMSELVES IS NOT GUARANTEED. AS WITH ANY INVESTMENT IN BONDS, WHICH ARE SENSITIVE TO CHANGES IN INTEREST RATES, YOU COULD LOSE MONEY BY INVESTING IN ANY OF THE PORTFOLIOS.

FEES AND EXPENSES

The Portfolios are offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in each Portfolio's expense ratio.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

A Statement of Additional Information (dated December 31, 1996) containing more information about the Portfolios is, by reference, part of this prospectus and may be obtained without charge by writing to Vanguard or by calling our Investor Information Department at 1-800-662-7447.

WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objectives, risks, and strategies of each Vanguard Municipal Bond Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide which Portfolios, if any, are the right investment for you. We suggest that you keep it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PORTFOLIO PROFILE                                  VANGUARD MUNICIPAL BOND FUND


WHO SHOULD INVEST (page 9)

- Investors seeking a municipal bond mutual fund as part of a balanced and diversified investment program.

-    Income-oriented investors in a high Federal tax bracket.

WHO SHOULD NOT INVEST

-    Investors seeking growth of their investment over time.

-    Investors in a retirement account.

RISKS OF THE PORTFOLIOS (pages 9 - 15)

The total returns of six Portfolios (the Money Market Portfolio, which seeks to maintain a stable share price, is the exception) will fluctuate within a wide range, so an investor could lose money over short or even extended periods; this fluctuation is the result of interest rate risk (the chance that bond prices will decline because of rising interest rates).

All seven Portfolios are subject to income risk (the chance that falling interest rates will cause the Portfolios' income -- and thus the Portfolios' return -- to decline) and objective risk (the chance that a specific segment of the municipal bond market will trail returns from the overall bond market). More detailed information about risk -- including risks specific to each Portfolio -- is provided beginning on page 9.

DIVIDENDS AND CAPITAL GAINS (page 17)

Dividends are declared daily and paid on the first business day of each month. Capital gains, if any, are paid annually in December.

INVESTMENT ADVISER (page 18)

Vanguard Fixed Income Group, Valley Forge, PA, manages each of the seven Portfolios.

MINIMUM INITIAL INVESTMENT FOR EACH PORTFOLIO: $3,000; $1,000 for custodial accounts for minors

ACCOUNT FEATURES (page 20)

-  Telephone Redemption

-  Checkwriting

-  Vanguard Direct Deposit Service(SM)

-  Vanguard Automatic Exchange Service(SM)

-  Vanguard Fund Express(R)

-  Vanguard Dividend Express(SM)

AVERAGE ANNUAL TOTAL RETURNS --
PERIODS ENDED AUGUST 31, 1996

                            1 Year    5 Years    10 Years
                           -------------------------------
Money Market                   3.5%       3.1%       4.2%
Lipper Tax-Exempt
Money Market Average           3.1        2.7        3.8

Short-Term                     3.6%       4.2%       5.1%
Lipper Short-Term
Municipal Bond Average         3.5        4.1        4.7

Limited-Term                   3.7%       5.3%       6.3%*
Lipper Limited-Term
Municipal Bond Average         3.5        4.9        5.6*

Intermediate-Term              4.5%       7.3%       7.6%
Lipper Intermediate-Term
Municipal Bond Average         3.9        6.3        6.4

Long-Term                      6.1%       8.0%       8.1%
Lipper General Municipal
Bond Average                   4.7        6.7        7.0

Insured Long-Term              5.8%       7.8%       8.0%
Lipper Insured Municipal
Bond Average                   4.9        6.7        6.8

High-Yield                     5.4%       8.0%       8.1%
Lipper High-Yield
Municipal Bond Average         5.4        6.9        7.1

*Since inception.


In evaluating past performance, remember that it is not indicative of future performance. Performance figures include the reinvestment of any dividends and capital gains distributions. The returns shown are net of expenses, but they do not reflect income taxes an investor would have incurred. Note, too, that both the return and (except for the Money Market Portfolio) principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO PROFILE (continued)                       Vanguard Municipal Bond Fund

----------------------------------------------------------------------------------
                                 MONEY MARKET      SHORT-TERM       LIMITED-TERM
                                   PORTFOLIO        PORTFOLIO         PORTFOLIO
----------------------------------------------------------------------------------
INCEPTION DATE:                      6/10/80          9/1/77            8/31/87

NET ASSETS AS OF 8/31/96:         $4.62 billion    $1.46 billion     $1.76 billion

PORTFOLIO'S EXPENSE RATIO FOR
THE YEAR ENDED 8/31/96:               0.20%            0.20%             0.21%

LOADS, 12B-1 MARKETING FEES:          None             None              None

SUITABLE FOR IRAS:                     No               No                No

NEWSPAPER ABBREVIATION:              VangMB*           MuSht             MuLtd

VANGUARD FUND NUMBER:                  045              041               031
----------------------------------------------------------------------------------

*Money market funds are listed separately from the daily mutual fund listings.

---------------------------------------------------------------------------------------------------
                                INTERMEDIATE-TERM    LONG-TERM      INSURED LONG-      HIGH-YIELD
                                   PORTFOLIO         PORTFOLIO     TERM PORTFOLIO       PORTFOLIO
---------------------------------------------------------------------------------------------------
INCEPTION DATE:                      9/1/77            9/1/77          9/30/84          12/27/78

NET ASSETS AS OF 8/31/96:         $5.93 billion    $1.11 billion    $1.94 billion     $1.98 billion

PORTFOLIO'S EXPENSE RATIO FOR
THE YEAR ENDED 8/31/96:               0.20%            0.20%            0.20%             0.20%

LOADS, 12B-1 MARKETING FEES:          None             None             None              None

SUITABLE FOR IRAS:                     No               No               No                No

NEWSPAPER ABBREVIATION:               MuInt           MuLong           MuInLg              MuHy

VANGUARD FUND NUMBER:                  042              043             058                044
---------------------------------------------------------------------------------------------------

PORTFOLIO EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in one of the Portfolios.

     As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of any Portfolio:

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases:                            None
Sales Load Imposed on Reinvested Dividends:                 None
Redemption Fees:                                            None
Exchange Fees:                                              None

     The next table illustrates the operating expenses that you would incur as a shareholder of each Portfolio. These expenses are deducted from the Portfolio's income before it is paid to you. Expenses include investment advisory fees as well as the costs of maintaining accounts, administering a Portfolio, providing shareholder services, and other activities. The expenses shown in the tables are for the fiscal year ended August 31, 1996.

ANNUAL PORTFOLIO OPERATING EXPENSES
--------------------------------------------------------------------
                                    MONEY MARKET    SHORT-TERM
                                     PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------
Management and
   Administrative Expenses:                  0.15%             0.14%
Investment Advisory Expenses:                0.01%             0.01%
12b-1 Marketing Fees:                        None              None
Other Expenses
   Marketing and Distribution
     Costs:                         0.03%             0.03%
   Miscellaneous Expenses
     (e.g., Taxes, Auditing):       0.01%             0.02%
                                    ----              ----
Total Other Expenses:                        0.04%             0.05%
                                             ----              ----
TOTAL OPERATING EXPENSES
   (EXPENSE RATIO):                          0.20%             0.20%
                                             ----              ----
--------------------------------------------------------------------
                                    LIMITED-TERM   INTERMEDIATE-TERM
                                     PORTFOLIO         PORTFOLIO
--------------------------------------------------------------------
Management and
   Administrative Expenses:                  0.16%             0.15%
Investment Advisory Expenses:                0.01%             0.01%
12b-1 Marketing Fees:                        None              None
Other Expenses
   Marketing and Distribution
     Costs:                         0.03%             0.02%
   Miscellaneous Expenses
     (e.g., Taxes, Auditing):       0.01%             0.02%
                                    ----              ----
Total Other Expenses:                        0.04%             0.04%
                                             ----              ----
TOTAL OPERATING EXPENSES
   (EXPENSE RATIO):                          0.21%             0.20%
                                             ----              ----

                                PLAIN TALK ABOUT

                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.

                                PLAIN TALK ABOUT

                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. For example, the Limited-Term Portfolio's expense ratio in fiscal 1996 was 0.21%, or $2.10 per $1,000 of average net assets. The average Federal tax-exempt bond mutual fund had expenses during this period of 0.91%, or $9.10 per $1,000 of average net assets, according to Lipper Analytical Services, Inc., which reports on the mutual fund industry.

--------------------------------------------------------------------
                                     LONG-TERM         INSURED LONG-
                                     PORTFOLIO        TERM PORTFOLIO
--------------------------------------------------------------------
Management and
   Administrative Expenses:                  0.15%             0.16%
Investment Advisory Expenses:                0.01%             0.01%
12b-1 Marketing Fees:                        None              None
Other Expenses
   Marketing and Distribution
     Costs:                         0.02%             0.02%
   Miscellaneous Expenses
     (e.g., Taxes, Auditing):       0.02%             0.01%
                                    ----              ----
Total Other Expenses:                        0.04%             0.03%
                                             ----              ----
TOTAL OPERATING EXPENSES
   (EXPENSE RATIO):                          0.20%             0.20%
                                             ====              ====
--------------------------------------------------------------------
                                       HIGH-YIELD
                                       PORTFOLIO
--------------------------------------------------------------------
Management and
   Administrative Expenses:                     0.15%
Investment Advisory Expenses:                   0.01%
12b-1 Marketing Fees:                           None
Other Expenses
   Marketing and Distribution
     Costs:                            0.02%
   Miscellaneous Expenses
     (e.g., Taxes, Auditing):          0.02%
                                       ----
Total Other Expenses:                           0.04%
                                                ----
Total Operating Expenses
   (Expense Ratio):                             0.20%
                                                ====

     The following example illustrates the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes (1) that the Portfolio provides a return of 5% a year and (2) that you redeem your investment at the end of each period.

-----------------------------------------------------------------------
Portfolio                    1 Year   3 Years  5 Years   10 Years
-----------------------------------------------------------------------
Money Market                  $2        $6       $11        $26
Short-Term                    $2        $6       $11        $26
Limited-Term                  $2        $7       $12        $27
Intermediate-Term             $2        $6       $11        $26
Long-Term                     $2        $6       $11        $26
Insured Long-Term             $2        $6       $11        $26
High-Yield                    $2        $6       $11        $26

This example should not be considered a representation of actual expenses or performance from the past or for the future, which may be higher or lower than those shown.

FINANCIAL HIGHLIGHTS

The following financial highlights tables show the results for a share outstanding for each of the last ten years ended August 31, 1996. The financial highlights were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with each Portfolio's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse, in the Fund's most recent Annual Report to shareholders. The Annual Report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of each Portfolio's performance. You may have the Report sent to you without charge by writing to Vanguard or by calling our Investor Information Department.

-------------------------------------------------------------------------------------------------------
                                                           MONEY MARKET PORTFOLIO
                                        ---------------------------------------------------------------
                                                            Year Ended August 31,
                                        ---------------------------------------------------------------
                                         1996       1995       1994       1993       1992       1991
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD                    $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                        ---------------------------------------------------------------
Investment Operations
 Net Investment Income                    0.34       .036       .024       .025       .035       .050
 Net Realized and Unrealized
  Gain (Loss) on Investments                --         --         --         --         --         --
                                        ---------------------------------------------------------------
  Total from Investment
   Operations                             0.34       .036       .024       .025       .035       .050
Distributions
 Dividends from Net
  Investment Income                      (0.34)     (.036)     (.024)     (.025)     (.035)     (.050)
-------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS FROM
  REALIZED CAPITAL GAINS                    --         --         --         --         --         --
                                        ---------------------------------------------------------------
  Total Distributions                    (0.34)     (.036)     (.024)     (.025)     (.035)     (.050)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD                          $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
=======================================================================================================
TOTAL RETURN                              3.48%      3.63%      2.43%      2.51%      3.54%      5.08%
=======================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)    $4,624     $4,166     $4,164     $3,538     $3,165     $2,709
Ratio of Expenses to
 Average Net Assets                        .20%       .22%       .20%       .20%       .23%       .25%
Ratio of Net Investment Income
 to Average Net Assets                    3.42%      3.56%      2.41%      2.48%      3.45%      4.94%
Portfolio Turnover Rate                    N/A        N/A        N/A        N/A        N/A        N/A
-------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------

                                        ------------------------------------------

                                        ------------------------------------------
                                            1990       1989       1988       1987
----------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD                       $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                        ------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                       .057       .060       .048       .042
 Net Realized and Unrealized
  Gain (Loss) on Investments                   --         --         --         --
                                        ------------------------------------------
  TOTAL FROM INVESTMENT
   OPERATIONS                                .057       .060       .048       .042
DISTRIBUTIONS
 Dividends from Net
  Investment Income                         (.057)     (.060)     (.048)     (.042)
----------------------------------------------------------------------------------
 Distributions from
  Realized Capital Gains                       --         --         --         --
                                        ------------------------------------------
  Total Distributions                       (.057)     (.060)     (.048)     (.042)
----------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD                             $ 1.00     $ 1.00     $ 1.00     $ 1.00
==================================================================================
TOTAL RETURN                                 5.90%      6.18%      4.91%      4.26%
==================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)     $2,488     $2,109       $2,150     $1,886
Ratio of Expenses to
 Average Net Assets                         .25%       .27%         .29%       .26%
Ratio of Net Investment Income
 to Average Net Assets                     5.72%      5.99%        4.78%      4.21%
Portfolio Turnover Rate                     N/A        N/A          N/A        N/A
----------------------------------------------------------------------------------

                                PLAIN TALK ABOUT

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

This explanation uses the Money Market Portfolio as an example. The Portfolio began fiscal 1996 with a net asset value (price) of $1.00 per share. During the year, the Portfolio earned $0.34 per share from investment income (interest and dividends). All of these earnings were returned to shareholders in the form of dividend distributions. The earnings ($0.34 per share) less distributions ($0.34 per share) resulted in a share price of $1.00 at the end of the year. Assuming that the shareholder had reinvested the distribution in the purchase of more shares, total return from the Portfolio was 3.48% for the year. As of August 31, 1996, the Portfolio had $4.62 billion in net assets; an expense ratio of 0.20% ($2.00 per $1,000 of net assets); and net investment income amounting to 3.42% of its average net assets.

                                PLAIN TALK ABOUT

                   How to Read the Financial Highlights Table

Refer to the detailed explanation on page 5.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        SHORT-TERM PORTFOLIO
                                ---------------------------------------------------------------------------------------------------
                                                                        Year Ended August 31,
                                ---------------------------------------------------------------------------------------------------
                                 1996       1995       1994      1993      1992       1991      1990      1989      1988      1987
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD            $15.59     $15.46     $15.63    $15.64    $15.53     $15.35    $15.30    $15.21    $15.37    $15.39
                                ---------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income            .609       .600       .534      .609      .720       .861      .906      .880      .785      .782
 Net Realized and Unrealized
  Gain (Loss) on Investments     (.050)      .131      (.150)     .033      .171       .180      .050      .090     (.056)    (.020)
                                ---------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT
   OPERATIONS                     .559       .731       .384      .642      .891      1.041      .956      .970      .729      .762
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income              (.609)     (.600)     (.534)    (.609)    (.720)     (.861)    (.906)    (.880)    (.785)    (.782)
 Distributions from
  Realized Capital Gains            --      (.001)     (.020)    (.043)    (.061)        --        --        --     (.104)       --
                                ---------------------------------------------------------------------------------------------------
  Total Distributions            (.609)     (.601)     (.554)    (.652)    (.781)     (.861)    (.906)    (.880)    (.889)    (.782)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD                  $15.54     $15.59     $15.46    $15.63    $15.64     $15.53    $15.35    $15.30    $15.21    $15.37
===================================================================================================================================
TOTAL RETURN                      3.64%      4.83%      2.49%     4.18%     5.87%      6.96%     6.42%     6.56%     4.89%     5.05%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)              $1,457     $1,442     $1,561    $1,329    $1,061     $  841    $  751    $  700    $  841    $1,105
Ratio of Expenses to
 Average Net Assets                .20%       .22%       .20%      .20%      .23%       .25%      .25%      .27%      .29%      .26%
Ratio of Net Investment
 Income to Average
 Net Assets                       3.90%      3.88%      3.42%     3.88%     4.58%      5.55%     5.90%     5.77%     5.13%     5.12%
Portfolio Turnover Rate             33%        32%        27%       46%       60%       104%       78%       54%      113%      120%
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                    LIMITED-TERM PORTFOLIO
                                ----------------------------------------------------------------------------------------------
                                                                     Year Ended August 31,
                                ----------------------------------------------------------------------------------------------
                                 1996       1995       1994       1993       1992       1991       1990       1989       1988*
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD            $10.71     $10.57     $10.80     $10.64     $10.43     $10.17     $10.14     $10.10     $10.00
                                ----------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income            .483       .476       .454       .485       .541       .614       .643       .638       .595
 Net Realized and Unrealized
  Gain (Loss) on Investments     (.090)      .140      (.208)      .209       .271       .265       .041       .046       .100
                                ----------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT
   OPERATIONS                     .393       .616       .246       .694       .812       .879       .684       .684       .695
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income              (.483)     (.476)     (.454)     (.485)     (.541)     (.614)     (.643)     (.638)     (.595)
 Distributions from
  Realized Capital Gains            --         --      (.022)     (.049)     (.061)     (.005)     (.011)     (.006)        --
                                ----------------------------------------------------------------------------------------------
  Total Distributions            (.483)     (.476)     (.476)     (.534)     (.602)     (.619)     (.654)     (.644)     (.595)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD                  $10.62     $10.71     $10.57     $10.80     $10.64     $10.43     $10.17     $10.14     $10.10
==============================================================================================================================
TOTAL RETURN                      3.73%      5.99%      2.31%      6.68%      8.01%      8.88%      6.93%      6.98%      7.11%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)              $1,761     $1,669     $1,814     $1,625     $  873     $  420     $  245     $  166     $  162
Ratio of Expenses to
 Average Net Assets                .21%       .22%       .20%       .20%       .23%       .25%       .25%       .27%       .29%
Ratio of Net Investment
 Income to Average
 Net Assets                       4.51%      4.51%      4.24%      4.50%      5.08%      5.91%      6.31%      6.33%      5.91%
Portfolio Turnover Rate             27%        35%        21%        20%        37%        57%        55%        88%       122%
------------------------------------------------------------------------------------------------------------------------------

*Since commencement of operations on September 1, 1987.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    INTERMEDIATE-TERM PORTFOLIO
                                ---------------------------------------------------------------------------------------------------
                                                                        Year Ended August 31,
                                ---------------------------------------------------------------------------------------------------
                                 1996       1995      1994      1993       1992       1991      1990      1989      1988      1987
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD            $13.14     $13.02    $13.45    $12.85     $12.41     $11.90    $12.08    $11.71    $11.79    $12.15
                                ---------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income            .671       .686      .683      .710       .747       .791      .822      .839      .800      .834
 Net Realized and Unrealized
  Gain (Loss) on Investments     (.091)      .278     (.354)     .721       .516       .605     (.114)     .370      .012     (.360)
                                ---------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT
   OPERATIONS                     .580       .964      .329     1.431      1.263      1.396      .708     1.209      .812      .474
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income              (.671)     (.686)    (.683)    (.710)     (.747)     (.791)    (.822)    (.839)    (.800)    (.834)
 Distributions from
  Realized Capital Gains         (.009)     (.158)    (.076)    (.121)     (.076)     (.095)    (.066)       --     (.092)       --
                                ---------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS            (.680)     (.844)    (.759)    (.831)     (.823)     (.886)    (.888)    (.839)    (.892)    (.834)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD                  $13.04     $13.14    $13.02    $13.45     $12.85     $12.41    $11.90    $12.08    $11.71    $11.79
===================================================================================================================================
TOTAL RETURN                      4.47%      7.82%     2.49%    11.54%     10.52%     12.15%     6.05%    10.63%     7.22%     3.95%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)              $5,927     $5,448    $5,068    $4,945     $3,102     $2,006    $1,259    $1,005    $  794    $  920
Ratio of Expenses to
 Average Net Assets                .20%       .22%      .20%      .20%       .23%       .25%      .25%      .27%      .29%      .26%
Ratio of Net Investment
 Income to Average
 Net Assets                       5.09%      5.35%     5.15%     5.41%      5.91%      6.49%     6.83%     7.03%     6.88%     6.94%
Portfolio Turnover Rate             14%        12%       18%       15%        32%        27%       54%       56%       89%       57%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        LONG-TERM PORTFOLIO
                                ---------------------------------------------------------------------------------------------------
                                                                       Year Ended August 31,
                                ---------------------------------------------------------------------------------------------------
                                 1996       1995      1994      1993      1992       1991      1990      1989       1988      1987
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD            $10.68     $10.58    $11.38    $10.95    $10.58     $10.13    $10.53    $10.04    $ 10.38    $10.97
                                ---------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income            .591       .608      .609      .640      .711       .722      .732      .760       .747      .797
 Net Realized and Unrealized
  Gain (Loss) on Investments      .050       .256     (.595)     .715      .561       .626     (.233)     .490      (.022)    (.590)
                                ---------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT
   OPERATIONS                     .641       .864      .014     1.355     1.272      1.348      .499     1.250       .725      .207
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income              (.591)     (.608)    (.609)    (.640)    (.711)     (.722)    (.732)    (.760)     (.747)    (.797)
 Distributions from
  Realized Capital Gains            --      (.156)    (.205)    (.285)    (.191)     (.176)    (.167)       --      (.318)       --
                                ---------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS            (.591)     (.764)    (.814)    (.925)    (.902)     (.898)    (.899)    (.760)    (1.065)    (.797)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD                  $10.73     $10.68    $10.58    $11.38    $10.95     $10.58    $10.13    $10.53    $ 10.04    $10.38
===================================================================================================================================
TOTAL RETURN                      6.08%      8.74%     0.08%    13.09%    12.60%     13.86%     4.88%    12.79%      7.57%     1.84%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)              $1,110     $1,054    $1,001    $1,131    $  962     $  798    $  683    $  626    $   531    $  617
Ratio of Expenses to
 Average Net Assets                .20%       .23%      .20%      .20%      .23%       .25%      .25%      .27%       .29%      .26%
Ratio of Net Investment
 Income to Average
 Net Assets                       5.45%      5.87%     5.56%     5.81%     6.52%      7.09%     7.04%     7.33%      7.48%     7.40%
Portfolio Turnover Rate             26%        35%       45%       36%       63%        62%      110%       99%        34%       67%
-----------------------------------------------------------------------------------------------------------------------------------

                                PLAIN TALK ABOUT

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

Refer to the detailed explanation on page 5.

                                PLAIN TALK ABOUT

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

Refer to the detailed explanation on page 5.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    INSURED LONG-TERM PORTFOLIO
                                ---------------------------------------------------------------------------------------------------
                                                                        Year Ended August 31,
                                ---------------------------------------------------------------------------------------------------
                                 1996       1995      1994      1993       1992       1991      1990      1989      1988      1987
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD            $12.12     $11.98    $12.89    $12.28     $11.74     $11.25    $11.67    $11.14    $11.24    $11.73
                                ---------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income            .670       .684      .699      .718       .768       .775      .805      .833      .827      .848
 Net Realized and Unrealized
  Gain (Loss) on Investments      .020       .313     (.734)     .813       .616       .615     (.267)     .530        --     (.490)
                                ---------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT
   OPERATIONS                     .690       .997     (.035)    1.531      1.384      1.390      .538     1.363      .827      .358
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income              (.670)     (.684)    (.699)    (.718)     (.768)     (.775)    (.805)    (.833)    (.827)    (.848)
 Distributions from
  Realized Capital Gains            --      (.173)    (.176)    (.203)     (.076)     (.125)    (.153)       --     (.100)       --
                                ---------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS            (.670)     (.857)    (.875)    (.921)     (.844)     (.900)    (.958)    (.833)    (.927)    (.848)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD                  $12.14     $12.12     $11.98    $12.89    $12.28     $11.74    $11.25    $11.67    $11.14    $11.24
===================================================================================================================================
TOTAL RETURN                      5.77%      8.88%     (0.32%)   13.06%    12.22%     12.79%     4.74%    12.57%     7.78%     3.07%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)              $1,936     $1,935     $1,938    $2,194    $1,947     $1,551    $1,122    $  934    $  735    $  793
Ratio of Expenses to
 Average Net Assets                .20%       .22%       .20%      .20%      .23%       .25%      .25%      .27%      .29%      .26%
Ratio of Net Investment
 Income to Average
 Net Assets                       5.46%      5.82%      5.62%     5.77%     6.34%      6.77%     6.99%     7.24%     7.50%     7.35%
Portfolio Turnover Rate             18%         7%        16%       30%       42%        33%       47%       36%       28%       50%
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                       HIGH-YIELD PORTFOLIO
                                --------------------------------------------------------------------------------------------------
                                                                       Year Ended August 31,
                                --------------------------------------------------------------------------------------------------
                                 1996      1995       1994      1993      1992       1991      1990      1989      1988      1987
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD            $10.43    $10.39     $11.17    $10.76    $10.32     $ 9.90    $10.27    $ 9.73    $ 9.94    $10.55
                                --------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income            .594      .625       .626      .669      .723       .732      .739      .752      .745      .782
 Net Realized and Unrealized
  Gain (Loss) on Investments     (.040)     .213      (.566)     .664      .546       .560     (.259)     .540     (.006)    (.610)
                                --------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT
   OPERATIONS                     .554      .838       .060     1.333     1.269      1.292      .480     1.292      .739      .172
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income              (.594)    (.625)     (.626)    (.669)    (.723)     (.732)    (.739)    (.752)    (.745)    (.782)
 Distributions from
  Realized Capital Gains            --     (.173)     (.214)    (.254)    (.106)     (.140)    (.111)       --     (.204)       --
                                --------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS            (.594)    (.798)     (.840)    (.923)    (.829)     (.872)    (.850)    (.752)    (.949)    (.782)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD                  $10.39    $10.43     $10.39    $11.17    $10.76     $10.32    $ 9.90    $10.27    $ 9.73    $ 9.94
==================================================================================================================================
TOTAL RETURN                      5.39%     8.69%      0.52%    13.08%    12.81%     13.66%     4.82%    13.64%     8.00%     1.57%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)              $1,985    $1,865     $1,781    $1,931    $1,505     $1,215    $  962    $  865    $  690    $  791
Ratio of Expenses to
 Average Net Assets                .20%      .22%       .20%      .20%      .23%      .25%       .25%      .27%      .29%      .26%
Ratio of Net Investment
 Income to Average
 Net Assets                       5.66%     6.15%      5.83%     6.15%     6.83%     7.34%      7.30%     7.43%     7.74%     7.55%
Portfolio Turnover Rate             19%       33%        50%       34%       64%       58%        82%       80%       40%       83%
----------------------------------------------------------------------------------------------------------------------------------

     From time to time, the Vanguard Funds advertise yield and total return figures. Yield is an historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation. Neither yield nor total return should be used to predict the future performance of a fund.

A WORD ABOUT RISK

This prospectus describes the risks you will face as an investor in the Portfolios of Vanguard Municipal Bond Fund. It is important to keep in mind one of the main axioms of investing: the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in one or more of the Fund's Portfolios, you should weigh your need for tax-free income with your personal tolerance for the daily fluctuations of the bond market.

   Look for this "warning flag" symbol [FLAG ICON] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of any of the Portfolios, will confront.

THE PORTFOLIOS' OBJECTIVES

Each Portfolio seeks to provide varying amounts of income that is exempt from Federal income taxes. These objectives are fundamental, which means that they cannot be changed unless a majority of Portfolio shareholders vote to do so.

[FLAG ICON] Because of the several types of risks described on the following pages, your investment in one or more of the Portfolios, as with any investment in bonds, could lose money.

WHO SHOULD INVEST

Any of the Portfolios of Vanguard Municipal Bond Fund may be suitable for you if:

- You wish to add a municipal bond income fund to your existing holdings, which could include other tax-exempt -- as well as stock, money market, and taxable bond -- investments.

-     You are seeking income that is exempt from Federal income taxes.

      However, one Portfolio may more closely meet your personal investment objectives than the others. For instance, the Money Market Portfolio may be suitable for you if:

-     You do not want fluctuation in the share price of your investment.

                                PLAIN TALK ABOUT

                                 MUNICIPAL BONDS

Municipal bonds are securities issued by state and local governments and regional government authorities as a way of raising money for public construction projects (for example, highways, airports, housing); for operating expenses; or for loans to public institutions and facilities. Generally, investors can choose from thousands of municipal bond offerings.

                                PLAIN TALK ABOUT

                                 TAXABLE VERSUS
                             TAX-EXEMPT INVESTMENTS

You may not always profit from a tax-exempt investment; some taxable investments could serve you better. To determine which is more suitable, figure out the tax-exempt portfolio's taxable equivalent yield. You do this by dividing the portfolio's tax-exempt yield by the total of 100% minus your tax bracket. For example, if you are in the 28% tax bracket, and can earn a tax-exempt yield of 5%, the taxable equivalent yield would be 6.94% (5.0% / 72% [100% - 28%]). In this example, you would choose the tax-exempt portfolio if its taxable equivalent yield of 6.94% were greater than the yield of a similar, though taxable, investment.

      The Short-Term, Limited-Term, and Intermediate-Term Portfolios may be suitable for you if:

- You are seeking a moderate level of tax-exempt income and a moderate amount of share-price fluctuation.

      The Long-Term, Insured Long-Term, and High-Yield Portfolios may be suitable for you if:

- You are seeking a potentially greater amount of tax-exempt income and are willing to accept significant fluctuations in share price.

      None of the Portfolios are appropriate investments if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the shareholders in a Portfolio. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Fund has adopted the following policies:

- The Fund reserves the right to reject any purchase request -- including exchanges from other Vanguard Funds -- that it regards as disruptive to the efficient management of a Portfolio. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

- There is a limit on the number of times you can exchange into or out of a Portfolio (see "Redeeming Shares" in the Investing with VANGUARD section).

-     The Fund reserves the right to stop offering shares at any time.

INVESTMENT STRATEGIES

This section explains how the Portfolios' investment adviser seeks to provide income that is exempt from Federal income taxes. It also explains several important risks -- income risk, interest rate risk, call risk, objective risk, credit risk, and manager risk -- faced by Portfolio shareholders. The adviser's investment strategies are not fundamental and can be changed by the Fund's Board of Directors without shareholder approval. However, before making any important change in its strategies, the Fund will give shareholders 30-days notice, in writing.

MARKET EXPOSURE

Each of the Portfolios invests in municipal bonds that, depending on their maturity and quality, provide varying amounts of tax-exempt income.

[FLAG ICON] Each Portfolio is subject to income risk, which is the possibility that a Portfolio's dividends (income) will fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds.

   Changes in interest rates will affect bond prices as well as bond income.

[FLAG ICON] SIX OF THE SEVEN PORTFOLIOS (THE MONEY MARKET PORTFOLIO IS THE
            EXCEPTION) ARE SUBJECT TO INTEREST RATE RISK, WHICH IS THE POSSIBILITY THAT BOND PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS DUE TO RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE MODEST FOR SHORTER-TERM BONDS, MODERATE FOR
            INTERMEDIATE-TERM BONDS, AND HIGH FOR LONGER-TERM BONDS.

   In the past, bond investors have seen the value of their investment rise and fall -- sometimes significantly -- with changes in interest rates. Between December 1976 and September 1981, for instance, rising interest rates caused long-term bond prices to fall by almost 48%.
   Because each Portfolio invests mainly in bonds, changes in interest rates will have a significant impact on the value of each Portfolio's assets. To illustrate how much of an impact, the following table shows the effect of a 2% change (both up and down) in interest rates on three bonds with a face value of $1,000, each has a different maturity.

-----------------------------------------------------------------------------
                     How Interest Rate Changes Affect Bonds*
-----------------------------------------------------------------------------
                                                      Value of a $1,000 Bond
                                                   --------------------------
                                                     After a        After a
Maturity                                           2% Increase    2% Decrease
-----------------------------------------------------------------------------
Short-Term (2.5 years)                                $957           $1,046
Intermediate-Term (10 years)                          $873           $1,152
Long-Term (20 years)                                  $823           $1,241
-----------------------------------------------------------------------------
* Assumes a 7% yield
-----------------------------------------------------------------------------

                                PLAIN TALK ABOUT

                            BONDS AND INTEREST RATES

When interest rates rise, bond prices fall. The opposite is also true: bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid -- causing you to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you would be able to sell your 5% bond for more than you paid. 11

                                PLAIN TALK ABOUT

                                 BOND MATURITIES

A bond is issued with a specific maturity date -- the date when the bond's issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than one year (short term) to 30 years (long term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise -- but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take greater risks in hope of higher yields; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.

                                PLAIN TALK ABOUT

                                 CALLABLE BONDS

Although bonds are issued with clearly defined maturities, a bond issuer may be able to redeem, or call, a bond earlier than its maturity date. The bond holder must now replace the called bond with a bond that may have a lower yield than the original. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, when it is less likely to be called. Another way is to buy bonds with call protection -- that is, assurance that a bond will not be called for a specific time period, such as ten years.


                                PLAIN TALK ABOUT

                                 CREDIT QUALITY

A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the debt. The lower the rating by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), the greater the chance (in the rating agency's opinion) the bond issuer will default, or fail to meet its payment obligations. Most bond-rating agencies use a descending alphabet scale to rate bonds (for example, Aaa is the highest rating, C among the poorest quality). All things being equal, the lower a bond's credit quality, the higher the yield it seeks to pay (as compensation for the risks an investor must take).

   These figures are for illustration only and should not be regarded as an indication of future returns from the municipal bond market as a whole, or any Portfolio in particular.

   Falling interest rates can cause other problems for bond portfolio shareholders.

[FLAG ICON] SIX OF THE PORTFOLIOS (THE MONEY MARKET PORTFOLIO IS THE EXCEPTION)
            ARE SUBJECT TO CALL RISK, WHICH IS THE POSSIBILITY THAT DURING PERIODS OF FALLING INTEREST RATES, A BOND ISSUER WILL "CALL" -- OR REPAY -- ITS HIGH-YIELDING BOND BEFORE THE BOND'S MATURITY DATE. FORCED TO INVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, THE PORTFOLIO WOULD EXPERIENCE A DECLINE IN INCOME AND THE POTENTIAL FOR TAXABLE CAPITAL GAINS.

SECURITY SELECTION

Vanguard Fixed Income Group, adviser to the Portfolios, selects bonds issued by different state and local governments. The municipal bonds held by each Portfolio differ significantly in terms of maturity and quality.

[FLAG ICON] THE PORTFOLIOS ARE SUBJECT TO OBJECTIVE RISK, WHICH IS THE
            POSSIBILITY THAT RETURNS FROM A PARTICULAR BOND MARKET SEGMENT (FOR EXAMPLE, BONDS OF A SPECIFIC QUALITY OR WITH A SPECIFIC MATURITY) WILL TRAIL RETURNS FROM THE OVERALL BOND MARKET.

   The Money Market Portfolio invests in a variety of high-quality, short-term municipal securities. The Portfolio seeks to provide a stable net asset value of $1.00 per share by investing in securities with a maturity of 397 days or less and by maintaining a dollar-weighted average maturity of 90 days or less.

   At least 75% of the securities held by the Short-Term, Limited-Term, Intermediate-Term, and Long-Term Portfolios are invested in municipal bonds in the top three ratings categories (Aaa, Aa, and A for Moody's Investor Service, Inc., or AAA, AA, and A for Standard & Poor's Corporation). No more than 20% of each Portfolio's assets may be invested in bonds rated Baa (by Moody's) or BBB (by Standard & Poor's). The remaining 5% may be invested in securities with lower ratings or that are unrated.

   The Short-Term Portfolio holds securities with maturities of not greater than five years and is expected to maintain a dollar-weighted average maturity of one to two years.

   The Limited-Term Portfolio holds securities with maturities of not greater than ten years and is expected to maintain a dollar-weighted average maturity of two to five years.

   While the Intermediate-Term Portfolio and the Long-Term Portfolio have no limitations about the maturity of individual securities, the Intermediate-Term Portfolio is expected to maintain a dollar-weighted average maturity of seven to twelve years and the Long-Term Portfolio is expected to maintain a dollar-weighted average maturity of between 15 and 25 years.

      At least 80% of the assets of the Insured Long-Term Portfolio is invested in municipal bonds whose principal and interest payments are guaranteed by a private insurance company, which must be rated Aaa by Moody's or AAA by Standard & Poor's at the time of purchase. This insurance coverage may take one of several forms:

- A new issue insurance policy, which is purchased by a bond issuer at the time the security is issued. This insurance is likely to increase the credit rating of the security, as well as its purchase price and resale value.

- A mutual fund insurance policy, which is used to guarantee specific bonds only while held by a mutual fund. For the Insured Long-Term Portfolio (which has obtained a policy from Financial Guaranty Insurance Company), the annual premiums for the policy may reduce the Portfolio's current yield.

- A secondary market insurance policy, which is purchased by an investor (such as the Insured Long-Term Portfolio) after a bond has been issued and insures the bond until its maturity date.

      Typically, an insured municipal bond in the Portfolio will be covered by only one of the three policies. For instance, if a bond is covered by a new issue insurance policy or a secondary market insurance policy, the security will probably not be insured under the Portfolio's mutual fund insurance policy.

      The remaining 20% of the Insured Long-Term Portfolio's assets may be invested in municipal securities with a minimum quality rating of A by Moody's and Standard & Poor's. Although the Portfolio has no limitations as to maturity, its average-weighted maturity is expected to be between fifteen and twenty-five years.

      The High-Yield Portfolio invests at least 80% of its assets in investment-grade municipal securities (that is, securities with ratings of Baa or higher) and up to 20% in bonds that are rated less than Baa or are unrated. In addition, up to 20% of the Portfolio may be invested in bonds that are subject to the Alternative Minimum Tax (AMT).

[FLAG ICON] EACH PORTFOLIO IS SUBJECT TO CREDIT RISK, WHICH IS THE POSSIBILITY
            THAT A BOND ISSUER WILL FAIL TO REPAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

   Credit risk should be very low for the Insured Long-Term Portfolio, low for the Money Market, Short-Term, Limited-Term, Intermediate-Term, and Long-Term Portfolios, and moderate for the High-Yield Portfolio. The average qualities of each Portfolio, as rated by Moody's Investor Service, as of August 31, 1996, follow.

                                PLAIN TALK ABOUT

                             ALTERNATIVE MINIMUM TAX

Certain tax-exempt bonds whose proceeds are used to fund private, for-profit organizations are subject to the Alternative Minimum Tax (AMT) -- a special tax system that insures that individuals pay at least some Federal taxes. Although AMT bond income is exempt from Federal regular income tax, a very limited number of taxpayers who have many tax deductions may have to pay Alternative Minimum Tax on the income from bonds considered "tax-preference items."

                                PLAIN TALK ABOUT

                               PORTFOLIO TURNOVER

Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for actively managed tax-exempt bond funds (excluding money market funds) is 58%.

                                PLAIN TALK ABOUT

                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new, exotic types of derivatives -- some of which can carry considerable risks.

                 -----------------------------
                                       AVERAGE
                 PORTFOLIO             QUALITY
                 -----------------------------
                 Money Market            MIG-1
                 Short-Term              Aaa
                 Limited-Term            Aa1
                 Intermediate-Term       Aa2
                 Long-Term               Aa2
                 Insured Long-Term       Aaa
                 High-Yield              A1
                 -----------------------------

   The Portfolios try to minimize credit risk by purchasing a wide selection of municipal securities issued by many different state and local governments. As a result, there is less chance that a Portfolio will be hurt by a particular bond issuer's failure to repay either principal or interest.

[FLAG ICON] THE PORTFOLIOS ARE SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY
            THAT VANGUARD FIXED INCOME GROUP WILL DO A POOR JOB OF SELECTING SECURITIES.

   To help you distinguish between the Portfolios and their various risks, a summary table is provided below.

----------------------------------------------------------------
                             RISKS OF THE PORTFOLIOS
----------------------------------------------------------------
                     INCOME     INTEREST   CALL        CREDIT
PORTFOLIO            RISK       RATE RISK  RISK        RISK
----------------------------------------------------------------
Money Market          High       Low        Negligible Low
Short-Term            High       Low        Low        Low
Limited-Term          Moderate   Moderate   Low        Low
Intermediate-Term     Moderate   Moderate   Moderate   Low
Long-Term             Low        High       High       Low
Insured Long-Term     Low        High       High       Very Low
High-Yield            Low        High       High       Moderate
----------------------------------------------------------------

PORTFOLIO TURNOVER

Although the Portfolios generally seek to invest for the long term, they retain the right to sell securities regardless of how long they have been held. Shorter-term bonds will mature, and need to be replaced, more frequently than longer-term bonds. As a result, shorter-term bond portfolios may tend to have higher portfolio turnover rates than longer-term bond portfolios.

INVESTMENT POLICIES

Besides investing in high-quality municipal bonds, each Portfolio may follow a number of investment policies to achieve its objective.

[FLAG ICON] EACH PORTFOLIO, EXCEPT THE MONEY MARKET PORTFOLIO, MAY INVEST, TO A
            LIMITED EXTENT, IN BOND (INTEREST RATE) FUTURES AND OPTIONS, WHICH ARE TRADITIONAL TYPES OF DERIVATIVES.

      Losses (or gains) involving futures can sometimes be substantial -- in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a Portfolio. The Portfolios will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, each Portfolio will keep separate cash reserves or short-term cash-equivalent securities in the amount of the obligation underlying the futures contract. Only a limited percentage of a Portfolio's assets -- up to 5% if required for deposit and no more than 20% of total assets -- may be committed to such contracts.

      The reasons for which the Portfolios may use futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds.

-     To facilitate transactions.

- To reduce costs by buying futures instead of actual bonds when futures are cheaper.

      The Statement of Additional Information offers a detailed explanation of the other types of derivatives in which the Portfolios may invest.

      The Portfolios will usually hold only a small percentage of their assets in cash reserves, although if the investment adviser believes that market conditions warrant a temporary defensive measure, the Portfolios may hold cash reserves without limit.

INVESTMENT LIMITATIONS

To reduce risk and maintain diversification, the Portfolios have adopted limits on some of their investment policies. Specifically, each Portfolio will not:

- Invest more than 5% of its assets in the securities of any single issuer, except the U.S. Government.

-     Invest more than 25% of its assets in any one state.

- Borrow money, except for the purpose of meeting shareholder requests to redeem shares, and not in amounts to exceed 10% of a Portfolio's net assets.

      The limitations listed in this prospectus and in the Statement of Additional Information are fundamental and may be changed only by approval of a majority of Portfolio shareholders.

INVESTMENT PERFORMANCE

The Portfolios of Vanguard Municipal Bond Fund invest in bonds with a variety of maturities from a variety of issuers, so their performance will differ depending upon the performance of specific bond market segments. Historically, changes in interest rates have been -- and remain -- the strongest influence on bond market performance.

                                PLAIN TALK ABOUT

                                  CASH RESERVES

With mutual funds, holding cash reserves -- "cash" -- does not mean literally that the fund holds a stack of currency. Rather, cash refers to short-term, interest-bearing securities that can easily and quickly be converted to cash. (Most mutual funds keep at least a small percentage of assets in cash to accommodate shareholder redemptions.) While some funds strive to keep cash levels at a minimum and to always remain fully invested in bonds, other bond funds allow investment advisers to hold up to 20% or more of a fund's assets in cash reserves.

                                PLAIN TALK ABOUT

                                PAST PERFORMANCE

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.

                          AVERAGE ANNUAL TOTAL RETURNS
                            FOR PERIODS ENDED 8/31/96

-----------------------------------------------------------------
                              1 YEAR    3 YEARS  5 YEARS 10 YEARS
-----------------------------------------------------------------
Money Market Portfolio         3.5%       3.2%     3.1%     4.2%
Lipper Tax-Exempt Money
Market Average                 3.1        2.7      2.7      3.8

Short-Term Portfolio           3.6%       3.7%     4.2%     5.1%
Lipper Short-Term
Municipal Bond Average         3.5        3.4      4.1      4.7

Limited-Term Portfolio         3.7%       4.0%     5.3%     6.3%*
Lipper Limited-Term
Municipal Bond Average         3.5        3.5      4.9      5.6*

Intermediate-Term Portfolio    4.5%       4.9%     7.3%     7.6%
Lipper Intermediate-Term
Municipal Bond Average         3.9        3.9      6.3      6.4

Long-Term Portfolio            6.1%       4.9%     8.0%     8.1%
Lipper General Municipal
Bond Average                   4.7        3.6      6.7      7.0

Insured Long-Term Portfolio    5.8%       4.7%     7.8%     8.0%
Lipper Insured Municipal
Bond Average                   4.9        3.6      6.7      6.8

High-Yield Portfolio           5.4%       4.8%     8.0%     8.1%
Lipper High-Yield
Municipal Bond Average         5.4        4.3      6.9      7.1
-----------------------------------------------------------------
*Since inception.

   The results shown above represent the Portfolios' "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information for each Portfolio's unmanaged benchmark index. The chart does not make any allowance for state or local income taxes that shareholders must pay on a current basis.

SHARE PRICE

Each Portfolio's share price, called its net asset value, is calculated each business day after the close of regular trading (generally 4:00 p.m. Eastern time) of the New York Stock Exchange. Net asset value per share is computed by adding up the total value of the Portfolio's investments and other assets, subtracting any of its liabilities, or debts, and then dividing by the number of Portfolio shares outstanding:

                   TOTAL PORTFOLIO ASSETS - LIABILITIES
NET ASSET VALUE = --------------------------------------
                  NUMBER OF PORTFOLIO SHARES OUTSTANDING

      Daily net asset value, or NAV, is useful to you as a shareholder because the NAV, multiplied by the number of Portfolio shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Portfolio that day.

      With the exception of the Money Market Portfolio (which seeks to maintain a stable net asset value of $1.00 per share), each Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading Vanguard Group. Different newspapers use different abbreviations of the Portfolios' names, but the most common are MuSht, MuLtd, MuInt, MuLong, MuInLg, and MuHY. The Money Market Portfolio is listed, along with other money market funds, separately from other mutual funds; its abbreviation is VangMB.

DIVIDENDS, CAPITAL GAINS, AND TAXES

The Portfolios' dividends accrue daily. On the first business day of every month, the Portfolios distribute to shareholders virtually all of their income from interest and dividends as dividend distributions. Any capital gains realized from the sale of securities are distributed annually in December. You can receive distributions of income or capital gains in cash, or you may have them automatically reinvested in more shares of the Portfolio. In either case, distributions of capital gains (but not dividends) that are declared in December -- even if paid to you in January -- are taxed as if they had been paid to you in December. Vanguard will process your dividend distributions and send you a statement each year showing the tax status of all your distributions.

- The short-term capital gains that you receive are taxable to you as ordinary dividend income. Any distributions of net long-term capital gains by a Portfolio are taxable to you as long-term capital gains, no matter how long you've owned shares in the Portfolio. Capital gains distributions are taxable to you whether received in cash or reinvested in additional shares. Although the Portfolios do not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as byproducts of the ordinary investment activities of the Portfolios. Keep in mind, however, that capital gains are not expected to be a significant part of any Portfolio's investment return.

- If you sell or exchange shares of a Portfolio, any gain or loss you have is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your Federal income tax return.

                                PLAIN TALK ABOUT

                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of a Portfolio's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gains distribution. Income dividends come from interest and dividends the Portfolio earns from its money market and bond investments. Capital gains are realized whenever the Portfolio sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether a Portfolio held the securities for less than or more than one year.

                                PLAIN TALK ABOUT

                             "BUYING A CAPITAL GAIN"

It is not to your advantage to buy shares of a Portfolio shortly before it makes a capital gains distribution, because part of your investment will come back to you as a taxable distribution. This is known as "buying a capital gain." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the Portfolio pays a capital gains distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You would still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in capital gains distributions), but you would owe tax on the $250 capital gain you received, even if you had reinvested it in more shares. To avoid "buying a capital gain," check a Portfolio's distribution schedule before you invest.

                                PLAIN TALK ABOUT

                                VANGUARD'S UNIQUE
                               CORPORATE STRUCTURE

The Vanguard Group, Inc. is the only MUTUAL fund company. It is owned jointly by the Funds it oversees and by the shareholders in those Funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Vanguard operates its Funds at cost. Instead of distributing profits to a separate management company, Vanguard returns profits to Fund shareholders in the form of lower operating expenses.

                                PLAIN TALK ABOUT

                               THE FUND'S ADVISER

      The managers responsible for the Fund are:

      IAN A. MACKINNON, Senior Vice President; 22 years fixed income investment experience, 16 years primary responsibility for Vanguard's internal fixed income policy and strategy; B.A. from Lafayette College, M.B.A. from Pennsylvania State University.

      CHRISTOPHER M. RYON, CFA, Principal, and (since 1988) Portfolio Manager of the Short-Term, Limited-Term, Intermediate-Term, and Long-Term Portfolios; 11 years fixed income investment experience; B.S. from Villanova University, M.B.A. from Drexel University.

      REID O. SMITH, CFA, CFP, Principal, and (since June 1996) Portfolio Manager of the Insured Long-Term and High-Yield Portfolios; 12 years investment experience; B.A. and M.B.A. from the University of Hawaii.

      PAMELA E. TYNAN, Principal, and (since 1988) Portfolio Manager of the Money Market Portfolio; 14 years fixed income investment experience; B.S. from Temple University.

- Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Portfolio shares, may be subject to state and local income taxes as well.

      The tax information in this prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in one of the Portfolios.

THE PORTFOLIOS AND VANGUARD

Vanguard Municipal Bond Fund is a member of The Vanguard Group, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total net assets of more than $230 billion. All of the Vanguard Funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

      Vanguard also provides marketing services to the Funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each Fund pays its allocated share of The Vanguard Group's costs.

      A list of the Fund's Directors and Officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.

INVESTMENT ADVISER

Vanguard Fixed Income Group, P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory service to the Portfolios of Vanguard Municipal Bond Fund on an at-cost basis, subject to the control of the Officers and Directors of the Fund.

      The Group currently manages more than $74 billion invested in some 40 Vanguard Portfolios.

      Vanguard Fixed Income Group chooses brokers or dealers to handle the purchase and sale of the Portfolios' securities, and is directed to get the best available price and most favorable execution from these brokers with respect to all transactions.

GENERAL INFORMATION

Vanguard Municipal Bond Fund is a corporation organized under the laws of the State of Maryland. Shareholders of the Fund have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be responsible for any liabilities of the corporation. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of directors), each share outstanding at that point would be entitled to one vote. Although the Fund does not usually hold an annual meeting, shareholders may request one under certain circumstances, which are described in the Statement of Additional Information.

INVESTING WITH VANGUARD

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to Fund information? Establish an account for a minor child or for your retirement savings?

      Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

      The following sections of the prospectus briefly explain the many services we offer you as a shareholder of Vanguard Municipal Bond Fund. Booklets providing detailed information are available on the services marked with a [BOOK ICON]. Please call us to request copies.

SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to buy, sell, or exchange shares.

TELEPHONE REDEMPTIONS         Automatically set up for each Portfolio unless you
(SALES AND EXCHANGES)         notify us otherwise.

CHECKWRITING                  Method for drawing money from your account by
                              writing a check for $250 or more.

VANGUARD DIRECT DEPOSIT       Automatic method for depositing your paycheck or
SERVICE                       U.S. Government payment (including Social Security
[BOOK ICON]                   and Government pension checks) into your account.


VANGUARD AUTOMATIC EXCHANGE   Automatic method for moving a fixed amount of
SERVICE                       money from one Vanguard Fund account to another.*
[BOOK ICON]

VANGUARD FUND EXPRESS         Electronic method for buying or selling shares.
[BOOK ICON]                   You can transfer money between your Vanguard Fund
                              account and an account at your bank, savings and loan, or credit union on a systematic schedule or whenever you wish.*

VANGUARD DIVIDEND EXPRESS     Electronic method for transferring dividend and/or
[BOOK ICON]                   capital gains distributions directly from your
                              Vanguard Fund account to your bank, savings and loan, or credit union account, or to another
                              Vanguard Fund account.

VANGUARD BROKERAGE SERVICES   A cost-effective way to trade stocks, bonds, and
(VBS)                         options on major exchanges, Nasdaq, and other
[BOOK ICON]                   domestic over-the-counter markets at reduced
                              rates, and to buy and sell shares of non-Vanguard mutual funds. Call VBS (1-800-992-8327) for additional information and the appropriate forms.

*Can be used to "dollar-cost average" [BOOK ICON].

TYPES OF ACCOUNTS

INDIVIDUAL OR OTHER ENTITY

Vanguard's account registration form can be used to establish a variety of accounts.

FOR ONE OR MORE PEOPLE        To open an account in the name of one (individual)
                              or more (joint tenants) people. $3,000 minimum initial investment.

FOR A MINOR CHILD             To open an account as an UGMA/UTMA (Uniform
[BOOK ICON]                   Gifts/Transfers to Minors Act). Age of majority
                              and other transfer requirements are set by state law. $1,000 minimum initial investment.

FOR HOLDING TRUST ASSETS      To invest assets held in an existing trust. $3,000
[BOOK ICON]                   minimum initial investment.

FOR AN ORGANIZATION           To open an account as a corporation, partnership,
                              or other entity. These accounts may require a corporate resolution or other documents to name the individuals authorized to act. $3,000 minimum initial investment.

Distribution Options

You can receive distributions of dividends and/or capital gains in number of ways:

REINVESTMENT                  Dividends and capital gains are automatically
                              reinvested in additional shares of the Portfolio.

DIVIDENDS IN CASH             Dividends are paid by check and mailed to your
                              account's address of record, and capital gains are reinvested in additional shares of the Portfolio.

DIVIDENDS AND CAPITAL GAINS   Both dividends and capital gains are paid by check
IN CASH                       and mailed to your account's address of record.

To electronically transfer cash dividends and or capital gains to your bank, savings and loan, or credit union account, or to another Vanguard Fund account, see Vanguard Dividend Express under "Services and Account Features."

BUYING SHARES

For all Vanguard Municipal Bond Fund Portfolios (except the Money Market Portfolio), you buy your shares at the Portfolio's next-determined net asset value after Vanguard receives your request, provided we receive your request before 4:00 p.m. Eastern time (the close of trading on the New York Stock Exchange).

      Before it can begin earning dividends, your investment in the Money Market Portfolio must be converted to Federal funds, which usually takes about one business day. (Federal funds are Federal Reserve deposits that banks and other financial institutions "borrow" from one another to meet short-term cash needs; portfolio advisers must use Federal funds to pay for the securities they buy). You begin earning dividends the calendar day after the Money Market Portfolio receives the Federal funds.

      Each of the Fund's Portfolios are offered on a no-load basis, meaning that you do not pay sales commissions or 12b-1 marketing fees.

                                   OPEN A NEW ACCOUNT                      ADD TO AN EXISTING ACCOUNT

MINIMUM INVESTMENT                 $3,000 (regular account); $1,000        $100 by mail or exchange; $1,000
                                   (custodial accounts for minors).        be wire.

BY MAIL                            Complete and sign the applica-          Mail your check with an Invest-
[LETTER ICON]                      tion form.                              By-Mail form detached from
FIRST-CLASS mail to:                                                       your confirmation statement to
The Vanguard Group                                                         the address listed on the form.
P.O. Box 2600
Valley Forge, PA 19482             Make your check payable to:             Make your check payable to:
                                   The Vanguard Group-(appropriate         The Vanguard Group-(appropriate
EXPRESS or REGISTERED mail to:     Portfolios number; see below)           Portfolio number; see below)
The Vanguard Group                 Money Market                  45        Money Market                  45
455 Devon Park Drive               Short-Term                    41        Short-Term                    41
Wayne, PA 19087                    Limited-Term                  31        Limited-Term                  31
                                   Intermediate-Term             42        Intermediate-term             42
                                   Long-Term                     43        Long-Term                     43
                                   Insured Long-Term             58        Insured Long-Term             58
                                   High-Yield                    44        High-Yield                    44

                                   All purchases must be made in           All purchases must be made in
                                   U.S. dollars, and checks must be        U.S. dollars, and checks must be
                                   drawn on U.S. banks.                    drawn on U.S. banks.

FOR THE MONEY MARKET PORTFOLIO ONLY: If Vanguard receives your check by 4:00 p.m. Eastern time (the close of trading on the New York Stock Exchange), your investment is converted to Federal funds the following business day, and you begin earning dividends the next calendar day. (For instance, if we received your check before 4:00 p.m. on a Thursday, your account would be credited Friday, and you would begin earning dividends Saturday.)

      If the check arrives after 4:00 p.m. Eastern time, your account is credited after two business days, and you begin earning dividends the calendar day after that. (If we received your check after 4:00 p.m. on a Thursday, your account would be credited Monday, and you would begin earning dividends Tuesday.)

IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.

                              OPEN A NEW ACCOUNT                      ADD TO AN EXISTING ACCOUNT
BY TELEPHONE                  Call Vanguard Tele-Account* 24          Call Vanguard Tele-Account* 24
[TELEPHONE ICON]              hours a day - or Client Services        hours a day - or Client Services
1-800-662-6273                during business hours - to ex-          during business hours - to ex-
Vanguard Tele-Account(R)      change from another Vanguard            change from another Vanguard
1-800-662-2739                fund account with the same reg-         fund account with the same reg-
Client Services               istration (name, address, taxpay-       istration (name, address, taxpay-
                              er I.D., and account type).             er I.D., and account type).

                                                                      Use Vanguard fund Express (see
                                                                      "Services and Account Features")
                                                                      to transfer assets from your bank
                                                                      account.  call client Services be-
                                                                      fore your first use to verify that
                                                                      this option is in place.

                              *You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.

FOR THE MONEY MARKET PORTFOLIO ONLY: If you buy Portfolio shares through an exchange from another Vanguard Fund by 4:00 p.m. Eastern time, your investment does not have to be converted to Federal funds; you begin earning dividends the next calendar day.

IMPORTANT NOTE: Once a telephone transaction has been approved by you and a confirmation number assigned, it cannot be revoked. We reserve the right to refuse any purchase.

BY WIRE                  Call Client Services to arrange your    Call Client Services to arrange your
[WIRE ICON]              wire transaction.                       wire transaction.

Wire to:
CoreStates Bank, N.A.
ABA 031000011
CoreStates No. 0141-1274
[Temporary Account Number]
Vanguard Municipal bond Fund
[Portfolio Name]
[Account Registration]
Attn Vanguard

FOR THE MONEY MARKET PORTFOLIO ONLY: If you buy Portfolio shares through a Federal funds wire, your investment begins earning dividends the next calendar day. You can begin earning dividends immediately if you notify Vanguard by 10:45 a.m. Eastern time that you intend to make a wire purchase that day.

AUTOMATICALLY                                Vanguard offers a variety of ways
[ARROW ICON]                                 that you can add to your account
                                             automatically, See "Services and
                                             Account Features."

You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten days.

      It is important that you call Vanguard before you invest a large dollar amount by wire or check. We must consider the interests of all Portfolio shareholders and so reserve the right to delay or refuse any purchase that will disrupt the Portfolio's operation or performance.

REDEEMING SHARES

IMPORTANT TAX NOTE: Any sale or exchange of Portfolio shares could result in a taxable gain or a loss. However, because the Money Market Portfolio seeks to maintain a stable net asset value of $1.00 per share, you will not incur a taxable gain or loss when you sell or exchange shares of this Portfolio.

The ability to redeem (that is, sell or exchange) Portfolio shares by telephone is automatically established for your account unless you tell us in writing that you do not want this option.

      To protect your account from unauthorized or fraudulent telephone instructions, Vanguard follows specific security procedures. When we receive a call requesting an account transaction, we require the caller to provide:

      [X]   Portfolio name.

      [X]   10-digit account number.

      [X]   Name and address exactly as registered on that account.

      [X] Social Security or Employer Identification number as registered on that account.

      If you call to sell shares, the sale proceeds will be made payable to you, as the registered shareholder, and mailed to your account's address of record.

      If we follow reasonable security procedures, neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone. We believe that these procedures are reasonable and that, if we follow them, you bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.

HOW TO SELL SHARES

You may withdraw any part of your account, at any time, by selling shares.

      One way to sell shares is the checkwriting option (established when you set up your account or by calling Client Services).Your personalized Vanguard checks work in much the same way as bank checks, except that Vanguard checks are considered drafts and cannot be cashed immediately like a bank check. You cannot write a Vanguard check to redeem shares that you purchased by check within the previous ten days.

      When you sell shares by telephone or mail, sale proceeds are normally mailed within two business days after Vanguard receives your request. The sale price of your shares will be the Portfolio's next-determined net asset value after Vanguard receives your request in good order. Good order means that the request includes:

      [X]   Portfolio name and account number.

      [X]   Amount of the transaction (in dollars or shares).

      [X]   Signatures of all owners exactly as registered on the account.

      [X]   Signature guarantees (if required).

      [X]   Any supporting legal documentation that may be required.

      [X]   Any certificates you are holding for the account.

      Sales or exchange requests received after the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) are processed the next business day.

      The Portfolios reserve the right to close any account whose balance falls below the minimum initial investment. The Portfolios will deduct a $10 annual fee if your account balance falls below $2,500 or if your UGMA/UTMA account balance falls below $500. The fee is waived if your total Vanguard account assets are $50,000 or more.

Some written requests require a signature guarantee from a bank, broker, or other acceptable institution. A notary public cannot provide a signature guarantee.

HOW TO EXCHANGE SHARES

An exchange is the selling of shares of one Vanguard Fund to purchase shares of another.

      Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

      Because excessive exchanges can potentially disrupt the management of the Portfolios and increase transaction costs, Vanguard limits exchange activity to two substantive exchange redemptions (at least 30 days apart) from each Portfolio (except the Money Market Portfolio) during any 12-month period. "Substantive" means either a dollar amount large enough to have a negative impact on a Portfolio or a series of movements between Vanguard Funds.

      Before you exchange into a new Vanguard Fund, be sure to read its prospectus. For a copy and for answers to questions you might have, call Investor Information.

SELLING OR EXCHANGING SHARES  INSTRUCTIONS

BY TELEPHONE                  Call Vanguard Tele-Account* 24 hours a day -- or
[TELEPHONE ICON]              Client Services during business hours -- to sell
1-800-662-6243                or exchange shares. You can exchange shares from
Vanguard Tele-Account         any of these Portfolios to open an account in
1-800-662-2739                another Vanguard Fund or to add to an existing
Client Services               Vanguard Fund account with an identical
                              registration.

                              *You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first redemption.

BY MAIL                       Send a letter of instruction signed by all
[LETTER ICON]                 registered account holders. Include the Portfolio
FIRST-CLASS mail to:          name and account number and (if you are selling) a
The Vanguard Group            dollar amount or number of shares OR (if you are
Vanguard Municipal Bond Fund  exchanging) the name of the Fund you want to
P.O. Box 1120                 exchange into and a dollar amount or number of
Valley Forge, PA 19482        shares.

EXPRESS or REGISTERED mail to:
Vanguard Municipal Bond Fund
455 Devon Park Drive
Wayne, PA 19087

BY CHECK                      You can sell shares by writing a check for $250 or
[CHECK ICON]                  more.

AUTOMATICALLY                 Vanguard offers several ways to sell or exchange
[ARROW ICON]                  shares automatically (see "Services and Account
                              Features"). Call Investor Information for the appropriate booklet and application if you did not elect a feature when you opened your account.

      It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all Portfolio shareholders and so reserve the right to delay your redemption proceeds -- up to seven days -- if the amount will disrupt a Portfolio's operation or performance.

                        A NOTE ON UNUSUAL CIRCUMSTANCES

Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in the "Redeeming Shares" section.

FUND AND ACCOUNT UPDATES

STATEMENTS AND REPORTS

We will send you clear, concise account and tax statements to help you keep track of your Portfolio account throughout the year as well as when you are preparing your income tax returns.

      In addition, you will receive financial reports about each Portfolio twice a year. These comprehensive reports include an assessment of each Portfolio's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the adviser, as well as a listing of its holdings and other financial statements.

CONFIRMATION STATEMENT            Sent each time you buy, sell, or exchange
                                  shares; confirms the date and the amount of your transaction.

PORTFOLIO SUMMARY                 Mailed quarterly; shows the market value of
                                  your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.

FUND FINANCIAL REPORTS            Mailed in April and October for all seven Fund
                                  Portfolios.

TAX STATEMENTS                    Generally mailed in January; report previous
                                  year's taxable distributions and proceeds from the sale of Portfolio shares.

AVERAGE COST STATEMENT            Issued quarterly (accompanies your Portfolio
[BOOK ICON]                       Summary); shows the average cost of shares
                                  that you redeemed during the calendar year, using the average cost single category method.

AUTOMATED TELEPHONE ACCESS

VANGUARD TELE-ACCOUNT             Toll-free access to Vanguard Fund and account
                                  information -- as well as some transactions --
                                  through any TouchTone(TM) telephone.
1-800-662-6273                    Tele-Account provides total return, share
Any time, seven days a week,      price, price change, and yield quotations for
from anywhere in the continental  all Vanguard Funds; gives your account
United States and Canada.         balances and history (e.g., last transaction,
[BOOK ICON]                       latest dividend distribution, redemptions by
                                  check during the last three months); and allows you to sell or exchange Fund shares.
                                  Computer Access

VANGUARD ONLINE(SM)           Use your personal computer to learn more about
KEYWORD: Vanguard             Vanguard Funds and services; keep in touch with
                              your Vanguard accounts; map out a long-term investment strategy; and ask questions, make suggestions, and send messages to Vanguard.
                              Vanguard Online is offered through America
                              Online(R) (AOL). To establish an AOL account, call
                              1-800-238-6336.

VANGUARD ON THE               Use your personal computer to visit Vanguard's
WORLD WIDE WEB                education-oriented website, which provides
http://www.vanguard.com       timely news and information about Vanguard Funds
                              and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

SHARES OF THE FUND'S PORTFOLIOS MAY ONLY BE SOLD IN THOSE STATES IN WHICH THEY ARE REGISTERED. THE PORTFOLIOS' SHARES ARE CURRENTLY REGISTERED FOR SALE IN ALL 50 STATES, AND THE FUND INTENDS TO MAINTAIN SUCH REGISTRATION.

PROSPECTUS POSTSCRIPT

This prospectus is designed to provide you with pertinent information about the seven Portfolios of Vanguard Municipal Bond Fund, including its investment objectives, risks, strategies, and expenses, as well as services available to you as a shareholder.

      It is important that you understand these facts so that you can decide whether an investment in this Portfolio is right for you. The following questions offer a quick review of some of the subjects covered by this prospectus.

IN READING THE PROSPECTUS, DID YOU LEARN . . .

      [ ] Each Portfolio's objective? (page 9)

      [ ] Each Portfolio's investment strategies? (page 10)

      [ ] Who should invest in each Portfolio? (page 9)

      [ ] The risks associated with each Portfolio? (pages 9 - 14)

      [ ] Whether each Portfolio is Federally insured? (inside front cover)

      [ ] Each Portfolio's expenses? (page 3 and 4)

      [ ] The background of the Portfolio's investment managers? (page 18)

      [ ] How to open an account? (page 21)

      [ ] How to sell or exchange shares? (page 23)

      [ ] How often you'll receive statements and financial reports? (page 25)

                                PLAIN TALK ABOUT

                            KEEPING YOUR PROSPECTUS

Reading this prospectus will help you to decide whether one or more of the Portfolios is suitable for your investment goals. If you decide to invest, don't throw the prospectus out: you will no doubt need it for future reference.

                                 ABOUT THE QUIZ

Knowing your risk tolerance is important when you are making an investment decision. To give you a general idea of your comfort level with investing, circle the response that most closely matches your personal situation. Keep in mind, though, that there is no "foolproof" way to accurately gauge your risk tolerance. Scoring for the quiz is below.

                             HOW TO SCORE THE QUIZ

Use the number of your answer as the number of points scored. For instance, if you chose answer #3 to a question, that's worth three points. Add up your points and check below for the type of investor you are. (Note: if you chose answer #1 or #2 to Question C, subtract five points from your total score.)

- If you scored between 0 and 25 points, you are considered a conservative investor.

- If you scored between 26 and 32 points, you are considered a moderate investor.

- If you scored between 33 and 35 points, you are considered an aggressive investor.

A SIMPLE RISK QUIZ

A. I HAVE BEEN INVESTING IN STOCK AND BOND MUTUAL FUNDS (OR IN INDIVIDUAL STOCKS OR BONDS) FOR . . .

      1.    Less than a year
      2.    1 - 2 years
      3.    3 - 4 years
      4.    5 - 9 years
      5.    10 years or more

B. WHEN IT COMES TO INVESTING IN STOCK OR BOND MUTUAL FUNDS (OR INDIVIDUAL STOCKS OR BONDS), I WOULD SAY I'M . . .

      1.    A very inexperienced investor
      2.    A somewhat inexperienced investor
      3.    A somewhat experienced investor
      4.    An experienced investor
      5.    A very experienced investor

C. I AM COMFORTABLE WITH INVESTMENTS THAT MAY LOSE MONEY FROM TIME TO TIME IF THEY OFFER THE POTENTIAL FOR HIGHER RETURNS.

      1.    I strongly disagree
      2.    I disagree
      3.    I somewhat agree
      4.    I agree
      5.    I strongly agree

D. I WILL KEEP AN INVESTMENT EVEN IF IT LOSES 10% OF ITS VALUE OVER THE COURSE OF A YEAR.

      1.    I strongly disagree
      2.    I disagree
      3.    I somewhat agree
      4.    I agree
      5.    I strongly agree

E. IN ADDITION TO MY LONG-TERM INVESTMENTS, I HAVE EMERGENCY SAVINGS EQUAL TO ____ MONTHS OF MY TAKE-HOME PAY.

      1.    Zero
      2.    One
      3.    Two
      4.    Three
      5.    Four or more

F. I FIND IT EASY TO PAY MY MONTHLY BILLS FROM MY CURRENT PAY.

      1.    I strong disagree
      2.    I disagree
      3.    I somewhat agree
      4.    I agree
      5.    I strongly agree

G. OVERALL, MY PERSONAL FINANCIAL SITUATION IS SECURE.

      1.    I strongly disagree
      2.    I disagree
      3.    I somewhat agree
      4.    I agree
      5.    I strongly agree

GLOSSARY OF INVESTMENT TERMS

ALTERNATIVE MINIMUM TAX (AMT)

A separate tax system designed to assure that individuals pay at least a minimum amount of Federal income taxes. Certain securities used to fund private, for-profit activities are subject to AMT.

BOND

A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES

Cash deposits as well as short-term bank deposits, money market instruments, and U.S. Treasury bills.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by a fund's investments.

DURATION

A measure of the sensitivity of bond -- and bond fund -- prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by about 2% when interest rates rose one percentage point. On the other hand, the bond's price would rise by about 2% when interest rates fell by one percentage point.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 marketing fees.

FACE VALUE

The value of a bond at the time it was issued (that is, initially sold).

FIXED-INCOME SECURITIES

Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a portfolio's investments.

INVESTMENT GRADE

Bonds whose credit quality is considered to be among the highest by independent bond-rating agencies.

MATURITY

The date when a bond issuer agrees to return the bond's principal to the bond's buyer.

MUNICIPAL BOND

A bond issued by a state or local government. Dividend income from municipal bonds is generally free from Federal income taxes.

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PRINCIPAL

The amount of your own money you put into an investment.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[VANGUARD LOGO]

Post Office Box 2600
Valley Forge, PA 19482

INVESTOR INFORMATION
DEPARTMENT
1-800-662-7447 (SHIP)
TEXT TELEPHONE:
1-800-952-3335
For information on our Funds,
Fund services, and retirement
accounts; requests for
literature

CLIENT SERVICES DEPARTMENT
1-800-662-2739 (CREW)
TEXT TELEPHONE:
1-800-662-2738
For information on your
account, account transactions,
account statements

VANGUARD BROKERAGE
SERVICES
1-800-992-8327
For information on trading
stocks, bonds, and options
at reduced commissions

VANGUARD TELE-ACCOUNT(R)
1-800-662-6273 (ON-BOARD)
For 24-hour automated access
to price and yield, information
on your account, certain
transactions

ELECTRONIC ACCESS TO THE
VANGUARD MUTUAL FUND
EDUCATION AND INFORMATION
CENTER
On America Online(R)
Keyword: Vanguard

On the World Wide Web
http://www.vanguard.com

To send e-mail to Vanguard
VGOnline@aol.com

(C) 1996 Vanguard Marketing
Corporation, Distributor

                                     PART B

                       VANGUARD MUNICIPAL BOND FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION


                               DECEMBER 31, 1996



     This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus relating to all of the Fund's Portfolios (dated December 31, 1996). To obtain the Fund's Prospectus, please call:


                        INVESTOR INFORMATION DEPARTMENT
                                 1-800-662-7447

                               TABLE OF CONTENTS


                                                                                            PAGE
                                                                                            -----
Investment Policies.......................................................................    B-1
Calculation of Yield (Money Market Portfolio).............................................    B-6
Yield and Total Return....................................................................    B-6
Investment Management.....................................................................    B-7
Purchase of Shares........................................................................    B-7
Redemption of Shares......................................................................    B-8
Valuation of Shares.......................................................................    B-8
Management of the Fund....................................................................   B-10
Portfolio Transactions....................................................................   B-13
Description of Shares and Voting Rights...................................................   B-14
Financial Statements......................................................................   B-14


                              INVESTMENT POLICIES

INVESTMENT LIMITATIONS

     The following limitations cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares (as defined in the Investment Company Act of 1940), including a majority of the shares of each Portfolio. Each Portfolio of the Fund may not:


          1. Invest in securities other than Municipal Securities, except that it may make temporary investments (up to 20% of its assets under normal circumstances) in certain short-term taxable securities issued by or on behalf of municipal or corporate issuers, obligations of the United States Government and its agencies or instrumentalities, commercial paper, bank certificates of deposit, and any such items or Municipal Bonds subject to short-term repurchase agreements;


          2. Purchase securities of any issuer (except the United States Government, its agencies and instrumentalities and any Municipal Bond guaranteed by the U.S. Government) if as a result more than 5% of the total assets of that Portfolio would be invested in the securities of such issuer; for purposes of this limitation, identification of the "issuer" will be based on a determination of the source of assets and revenues committed to meeting interest and principal payments of each security;

          3. Invest in companies for the purpose of exercising control;

          4. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of the Portfolio. The Portfolio will repay all borrowings before making additional investments and interest paid on such borrowings will reduce income;

          5. Pledge, mortgage or hypothecate its assets to any extent greater than 10% of the value of its total assets;

          6. Issue senior securities as defined in the Investment Company Act of 1940;

           7. Engage in the business of underwriting securities issued by other persons, except to the extent that the Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of investment securities;

           8. Purchase or otherwise acquire any security if, as a result, more than 15% (10% for the Money Market Portfolio) of its net assets (including any investment in The Vanguard Group, Inc.) would be invested in securities that are illiquid;

           9. Purchase or sell real estate, but this shall not prevent investments in Municipal Bonds secured by real estate or interests therein;

          10. Make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed and as provided under "Lending of Securities";

          11. Purchase on margin or sell short, except as specified below in "(13)";


          12. Purchase or retain securities of an issuer if an officer or director of the Fund or its investment adviser owns beneficially more than
      1/2% of the shares or securities of such issuer and all such directors and officers owning more than 1/2% of such shares or securities together own more than 5% of such shares or securities;



          13. Purchase or sell commodities or commodities contracts, except that each Portfolio (except the Money Market Portfolio) may invest in bond futures contracts and bond options to the extent that not more than 5% of the Portfolio's assets are required as initial margin deposit for such contract and not more than 20% of the Portfolio's assets are invested in such instruments at any time;



          14. Invest in securities of other investment companies, except as may be acquired as a part of a merger, consolidation or acquisition of assets or otherwise to the extent permitted by Section 12 of the 1940 Act. Each Portfolio will invest only in investment companies which have investment objectives and investment policies consistent with those of the Portfolio;


          15. Invest in put, call, straddle or spread options except to the extent set forth above, or interests in oil, gas or other mineral exploration or development programs except as specified above in "(13)"; and

          16. Purchase any securities which would cause more than 25% of the value of the Portfolio's total net assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same state, provided that there is no limitation with respect to investments by the Money Market and Short Term Portfolio in U.S. Treasury Bills, other obligations issued or guaranteed by the Federal Government, its agencies and instrumentalities and certificates of deposit.

     Notwithstanding these limitations, the Fund may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of, any company which will be (1) wholly-owned by the Fund and one or more other investment companies and (2) primarily engaged in the business of providing, at cost, management, administrative, distribution and/or related services to the Fund and such other investment companies. See "Management of the Fund." Additionally, the Fund may invest without limit in when issued securities. Please see the prospectus for a description of such securities.

     The above mentioned investment limitations are considered at the time investment securities are purchased.

     LENDING OF SECURITIES. Each Portfolio may lend its investment securities to qualified institutions who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its investment securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms and the structure of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time and (d) the Portfolio receive reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. A Portfolio will not lend its investment securities, if as a result, the aggregate of such loans exceeds 10% of the value of its total assets. Currently, each Portfolio of the Fund does not intend for its securities lending activities to approach this limit. Loan arrangements made by the Portfolio will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors. Income derived from lending of securities is not tax-exempt, and, thus, a Portfolio will limit such activity in accordance with its investment objective.

FUTURES CONTRACTS


     Each Portfolio of the Fund (except the Money Market Portfolio) may enter into futures contracts, options, and options on futures contracts for several reasons: to simulate full investment in the underlying securities while retaining a cash balance for Fund management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency. Assets committed to Futures contracts will be segregated at the Fund's custodian bank to the extent required by law.



     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums.


     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions.

     Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bonafide hedging transactions. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

     A Portfolio of the Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

     Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge it.

     A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading resulting from futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the initial margin requirement for the contract. However, because the futures strategies of a Portfolio are engaged in only for hedging purposes and will not be leveraged, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the fund of margin deposits in the event of bankruptcy of a broker with whom a Portfolio has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.


OTHER TYPES OF DERIVATIVES



     In addition to futures and options, each Portfolio (other than the Money Market Portfolio) may invest in other types of derivatives, including warrants, swap agreements and partnerships or grantor trust derivative products. Derivatives are instruments whose value is linked to or derived from an underlying security. Derivatives may be traded separately on exchanges or in the over-the-counter market, or they may be imbedded in securities. The most common imbedded derivative is the call option attached to or imbedded in a callable bond. The owner of a traditional callable bond holds a combination of a long position in a non-callable bond and a short position in a call option on that bond.



     Derivative instruments may be used individually or in combination to hedge against unfavorable changes in interest rates, or to speculate on anticipated changes in interest rates. Derivatives may be structured with no or a high degree of leverage. When derivatives are used as hedges, the risk incurred is that the derivative instrument's value may change differently than the value of the security being hedged. This "basis risk" is generally lower than the risk associated with an unhedged position in the security being hedged. Some derivatives may entail liquidity risk, i.e., the risk that the instrument cannot be sold at a reasonable price in highly volatile markets. Leveraged derivatives used for speculation are very volatile, and therefore, very risky. However, the Portfolios will only utilize derivatives for hedging or arbitrage purposes, and not for speculative purposes. Over-the-counter derivatives involve a counterparty risk, i.e., the risk that the individual or institution on the other side of the agreement will not or cannot meet their obligations under the derivative agreement.


FEDERAL TAX TREATMENT OF FUTURES CONTACTS AND OTHER FEDERAL TAX MATTERS

     Except for transactions a Portfolio has identified as hedging transactions, the Portfolio is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Portfolio may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Portfolio.

     A Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes including unrealized gains at the end of the Portfolio's fiscal year on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the transactions.

     In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Portfolio's business of investing in securities. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on sales of securities held less than three months for the purpose of the 30% test.

                 CALCULATION OF YIELD (MONEY MARKET PORTFOLIO)

     The current yield of the Money Market Portfolio is calculated daily on a base period return of a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes) in such account by its average net asset value for the period, and then multiplying it by 365/7 to get the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Portfolio, including dividends on both the original share and on such additional shares. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for the Portfolio by dividing the base period return by 7, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.


     Set forth below is an example, for purposes of illustration only, of the current and effective yield calculations for the Money Market Portfolio for the 7 day base period ending August 31, 1996.



                                                                                MONEY MARKET PORTFOLIO
                                                                                ----------------------
                                                                                       8/31/96
                                                                                ----------------------
Value of account at beginning of period......................................          $1.00000
Value of same account at end of period*......................................           1.00064
                                                                                       --------
Net Change in account value..................................................          $ .00064
Annualized Current Net Yield
  (Net Change X 365/7) / average net asset value.............................              3.36%
Effective Yield
  [(Net Change) + 1](365/7) -1...............................................              3.39%
Average Weighted Maturity of investments.....................................           60 days


---------------
*Exclusive of any capital changes.


     The net asset value of a share of the Money Market Portfolio is $1.00 and it is not expected to fluctuate. However, the yield of the Portfolio will fluctuate. The annualization of a week's dividend is not a representation by the Portfolio as to what an investment in the Portfolio will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Portfolio invests in, changes in interest rates on instruments, changes in the expenses of the Fund and other factors. Yields are one basis investors may use to analyze the Portfolios of the Fund, and other investment vehicles; however yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence, differences in the time periods compared, and differences in the methods used in valuing portfolio instruments computing net asset value and calculating yield.


                             YIELD AND TOTAL RETURN


     The yield of each Portfolio of the Fund for the 30-day period ended August 31, 1996 is set forth below. Yields are calculated daily for each Portfolio.



    Short-Term Portfolio.............................................................    3.73%
    Limited-Term Portfolio...........................................................    4.10%
    Intermediate-Term Portfolio......................................................    4.63%
    Long-Term Portfolio..............................................................    5.17%
    Insured Long-Term Portfolio......................................................    5.14%
    High-Yield Portfolio.............................................................    5.48%

     The average annual total return of each Portfolio of the Fund for the one-, five- and ten-year periods ended August 31, 1996 is set forth below:



                                                    1 YEAR ENDED      5 YEARS ENDED     10 YEARS ENDED
                                                       8/31/96           8/31/96           8/31/96
                                                    -------------     -------------     --------------
    Short-Term Portfolio..........................       3.64%             4.20%              5.08%
    Limited-Term Portfolio........................       3.73%             5.33%              6.28%*
    Intermediate-Term Portfolio...................       4.47%             7.31%              7.64%
    Long-Term Portfolio...........................       6.08%             8.01%              8.05%
    Insured Long-Term Portfolio...................       5.77%             7.81%              7.96%
    High-Yield Portfolio..........................       5.39%             7.99%              8.11%


---------------

*Since inception:


     Limited Term Portfolio-August 31, 1987.


     Total return is computed by finding the average compounded rates of return over the periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the investment.

                             INVESTMENT MANAGEMENT

     The Fund receives all investment advisory services on an "internalized," at-cost, basis from an experienced investment management staff employed directly by The Vanguard Group, Inc. ("Vanguard"), a subsidiary jointly-owned by the Fund and the other Funds in The Vanguard Group of Investment Companies. The investment management staff is supervised by the senior officers of the Fund.

     In substance, the Fund can be viewed as a series of seven broadly diversified Portfolios of Municipal Bonds, with the investment management staff responsible for: maintaining the specified standards; making changes in specific issues in light of changes in the fundamental basis for purchasing such securities; and adjusting the seven Portfolios to meet cash inflow (or outflow), which reflects net purchases and exchanges of shares by investors (or net redemptions of shares) and reinvestment of a Portfolio's income.

     The investment policies of each of the Portfolios may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by a Portfolio is known as "portfolio turnover" and may involve the payment by the Portfolio of dealer mark-ups, underwriting commissions and other transaction costs on the sales of securities as well as on the reinvestment of the proceeds in other securities. The annual portfolio turnover rate for the Portfolios is set forth under the heading "Financial Highlights" in the Vanguard Municipal Bond Fund Prospectus. The portfolio turnover rate is not a limiting factor when management deems it desirable to sell or purchase securities. It is impossible to predict whether or not the portfolio turnover rates in future years will vary significantly from the rates in recent years.

                               PURCHASE OF SHARES

     The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.

     STOCK CERTIFICATES. Your purchase will be made in full and fractional shares of the Portfolio calculated to three decimal places. Shares are normally held on deposit for shareholders by the Fund, which will send to shareholders a statement of shares owned at the time of each transaction. This saves the shareholders the trouble of safekeeping the certificates, and saves the Fund the cost of issuing certificates. Share certificates are, of course, available at any time upon written request at no additional cost to shareholders. No certificates will be issued for fractional shares.

                              REDEMPTION OF SHARES

     The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "How Is the Share Price of Each Portfolio Determined?" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

     No charge is made by the Fund for redemptions, except for wire withdrawals under $5,000 which are subject to a $5.00 charge. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by each Portfolio.


     SIGNATURE GUARANTEES. To protect your account, the Fund and Vanguard from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Fund to verify the identity of the person who has authorized a redemption from your account. SIGNATURE GUARANTEES ARE REQUIRED IN CONNECTION WITH: (1) ALL REDEMPTIONS, REGARDLESS OF THE AMOUNT INVOLVED, WHEN THE PROCEEDS ARE TO BE PAID TO SOMEONE OTHER THAN THE REGISTERED OWNER(S) AND/OR ARE GOING TO AN ADDRESS OTHER THAN THE ONE ON RECORD; AND (2) SHARE TRANSFER REQUESTS.


     A signature guarantee may be obtained from banks, brokers and any other guarantor institution that Vanguard deems acceptable. NOTARIES PUBLIC ARE NOT ACCEPTABLE GUARANTORS.

     The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              VALUATION OF SHARES


     The valuation of shares of the Fund's Short-Term, Limited-Term, Intermediate-Term, Long-Term, High Yield and Insured Long-Term Portfolios is described in detail in the Prospectus.


     MONEY MARKET PORTFOLIO. The net asset value per share of the Money Market Portfolio is determined on each day that the New York Stock Exchange is open.

     It is the policy of the Money Market Portfolio to attempt to maintain a net asset value of $1.00 per share for purposes of sales and redemptions. The instruments held by the Money Market Portfolio are valued on the basis of amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at-cost and thereafter assuming a continuous amortization for as long as the security is held of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Portfolio computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.


     It is a fundamental objective of management to maintain the Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. The Directors have established procedures designed to achieve this objective. Such procedures will include a review of the Portfolio's holdings by the Directors, at such intervals as they may deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Directors. If such deviation exceeds 1/2 of 1%, the Directors will promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; making a special capital distribution; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations.

                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS


     The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and choose its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years is set forth below. The mailing address of the Directors and officers is Post Office Box 876, Valley Forge, PA 19482. As a group, the Fund's Directors and officers own less than one percent of the outstanding shares of each Portfolio of the Fund.



JOHN C. BOGLE, Chairman and Director*


     Chairman and Director of The Vanguard Group, Inc. and each of the investment companies in The Vanguard Group; Director of The Mead Corporation, General Accident Insurance and Chris-Craft Industries, Inc.



JOHN J. BRENNAN, President, Chief Executive Officer & Director*


     President, Chief Executive Officer & Director of The Vanguard Group, Inc. and each of the investment companies in The Vanguard Group.


ROBERT E. CAWTHORN, Director

     Chairman Emeritus and Director of RhonePoulenc Rorer, Inc.; Director of Sun Company, Inc.; Director of Westinghouse Electric Corporation.


BARBARA BARNES HAUPTFUHRER, Director
     Director of The Great Atlantic and Pacific Tea Company, ALCO Standard Corp., Raytheon Company, Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Trustee Emerita of Wellesley College.

BURTON G. MALKIEL, Director
     Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corporation, Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Company.

ALFRED M. RANKIN, JR., Director
     President, Chief Executive Officer and Director of NACCO Industries, Inc.; Director of The BFGoodrich Company, and The Standard Products Company.

JOHN C. SAWHILL, Director

     President and Chief Executive Officer, The Nature Conservancy; formerly, Director and Senior Partner, McKinsey & Co.; Director of Pacific Gas and Electric Company, Procter & Gamble Company and NACCO Industries.


JAMES O. WELCH, JR., Director
     Retired Chairman of Nabisco Brands Inc. and retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Director of Kmart Corporation.

J. LAWRENCE WILSON, Director
     Chairman and Chief Executive Officer, Rohm & Haas Company; Director of Cummins Engine Company; and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, Secretary*
     Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer*
     Treasurer of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller*

     Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

---------------

* Officers of the Fund are "interested persons" as defined in the Investment Company Act of 1940.

THE VANGUARD GROUP

     Vanguard Municipal Bond Fund is a member of The Vanguard Group of Investment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the Group obtain at-cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard Funds, including Vanguard Municipal Bond Fund.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's total expenses which are allocated among the Funds under methods approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing and custodian fees.

     The Fund's officers are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external adviser for the Funds.

     The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.


     The Vanguard Group, Inc. ("Vanguard") was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At August 31, 1996, the Fund had contributed capital of $1,896,000 to Vanguard, representing 9.5% of Vanguard's capitalization. The Fund's Service Agreement provides for the following arrangement: (a) each Vanguard Fund may invest up to 0.40% of its current net assets in Vanguard and (b) there is no other limitation on the amount that each Vanguard Fund may contribute to Vanguard's Capitalization.



     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of services provided to the Funds by third parties. During the fiscal year ended August 31, 1996, the Fund's allocated share of Vanguard's actual net costs of operation relating to management and administrative services (including transfer agency) totaled approximately $27,314,000.


     DISTRIBUTION. Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., acts as Sales Agent for shares of the Funds, in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.

     The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon their relative net assets. The remaining one half of these expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the fiscal year ended August 31, 1996, the Fund paid approximately $4,308,000 of the group's distribution and marketing expenses, which represented an effective annual rate of .02 of 1% of the Fund's average net assets.



     INVESTMENT ADVISORY SERVICES. Vanguard also provides the Fund, Vanguard Money Market Reserves, Vanguard New York Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard California Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard Tax-Managed Fund, Vanguard Treasury Trust, Aggressive Growth Portfolio of Vanguard Horizon Fund, REIT Index Portfolio of the Vanguard Specialized Portfolios, The Total International Portfolio of Vanguard STAR Fund, several Portfolios of Vanguard Fixed Income Securities Fund, Vanguard Index Trust, Vanguard Admiral Funds, Vanguard International Equity Index Fund, Vanguard Balanced Index Fund, Vanguard Institutional Index Fund, several Portfolios of Vanguard Variable Insurance Fund, Vanguard Bond Index Fund, a portion of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund as well as several indexed separate accounts with investment advisory services. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services. During the fiscal years ended August 31, 1994, 1995 and 1996, the Fund paid approximately $1,844,000, $2,210,000 and
$2,254,000 respectively, of Vanguard's expenses relating to investment advisory services.


     REMUNERATION OF DIRECTORS (TRUSTEES) AND OFFICERS. The Fund pays each Director (Trustee), who is not also an officer, an annual fee plus travel and other expenses incurred in attending Board meetings. The Fund's officers and employees are paid by Vanguard which, in turn, is reimbursed by the Fund, and each other Fund in the Group, for its allocated share of officers' and employees' salaries and retirement benefits.


     The following information is furnished with respect to the Directors and officers of the Fund for whom the Fund's proportionate share of remuneration exceeded $60,000 for the fiscal year ended August 31, 1996, and for all Directors and officers as a group:



                           NAMES AND CAPACITIES IN WHICH                        DIRECT
                             REMUNERATION WAS RECEIVED                      REMUNERATION(1)
          ---------------------------------------------------------------   ---------------
          John C. Bogle, Chairman........................................      $      --
          John J. Brennan, President and Chief Executive Officer.........      $      --
          All Directors and Officers as a Group..........................      $      --


---------------

(1)Includes, in the aggregate, $53,000 of fees and expenses paid by the Fund to its "non-interested" Directors, and the Fund's proportionate share of remuneration paid by Vanguard to all officers of the Fund, as a group.



     Under its Retirement Plan, Vanguard contributes annually an amount equal to 10% of each officer's annual compensation plus 5.7% of that part of the officer's compensation during the year, if any, that exceed the Social Security Taxable Wage Base then in effect. Under Vanguard's Thrift Plan, all employees are permitted to make pre-tax contributions in a maximum amount equal to 4% of total compensation. Vanguard matches the basic contribution on a 100% basis. Directors who are not Officers are paid an annual fee based on the number of years of service on the board, up to fifteen years of service, upon retirement. The fee is equal to $1,000 for each year of service and each investment company member of The Vanguard Group contributes a proportionate amount to this fee based on its relative net assets. This fee is paid, subsequent to a Director's retirement, for a period of ten years or until the death of a retired Director. The Fund's proportionate share of retirement contributions made by Vanguard under its Retirement and Thrift Plans on behalf of all eligible officers of the
Fund, as a group, during the 1996 fiscal year was approximately $--     .



     The following table provides detailed information with respect to the amounts paid or accrued for the Directors for the fiscal year ended August 31, 1996.

                          VANGUARD MUNICIPAL BOND FUND

                               COMPENSATION TABLE


                                AGGREGATE       PENSION OR RETIREMENT        ESTIMATED          TOTAL COMPENSATION
                               COMPENSATION      BENEFITS ACCRUED AS      ANNUAL BENEFITS     FROM ALL VANGUARD FUNDS
    NAMES OF DIRECTORS          FROM FUND       PART OF FUND EXPENSES     UPON RETIREMENT      PAID TO DIRECTORS(3)
---------------------------    ------------     ---------------------     ---------------     -----------------------
John C. Bogle(1)                      --                    --                     --                      --
John J. Brennan(2)                    --                    --                     --                      --
Barbara Barnes Hauptfuhrer        $6,766               $ 1,089                $15,000                 $65,000
Robert E. Cawthorn                $6,766               $   907                $13,000                 $65,000
Burton G. Malkiel                 $6,766               $   726                $15,000                 $65,000
Alfred M. Rankin, Jr.             $6,766               $   573                $15,000                 $65,000
John C. Sawhill                   $6,766               $   680                $15,000                 $65,000
James O. Welch, Jr.               $6,766               $   837                $15,000                 $65,000
J. Lawrence Wilson                $6,766               $   605                $15,000                 $65,000



(1)For the September 1, 1995 - January 31, 1996 period included in this table, Mr. Bogle was the Company's Chief Executive Officer and therefore an "Interested Director" under Federal Securities laws. Mr. Bogle receives no compensation for his service as Director.


(2) As an "Interested Director," Mr. Brennan receives no compensation for his service as Director.


(3) The amounts reported in this column reflect the total compensation paid to each Director for their service as Director or Trustee of 34 Vanguard Funds (33 in the case of Mr. Malkiel).


                             PORTFOLIO TRANSACTIONS

     The Fund expects that purchases and sales of securities for its seven Portfolios usually will be principal transactions. Securities will normally be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually will be no brokerage commissions paid by the Portfolios for such purchases. Purchases from underwriters of securities will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include a dealer's markup. Vanguard's investment management staff may sell securities prior to their maturity if circumstances and considerations warrant and if it believes such dispositions desirable.

     Decisions with respect to the purchase and sale of securities on behalf of the Fund's Portfolios are made by Vanguard's investment management staff under the supervision of the officers of the Fund. The staff is also generally responsible for implementing these decisions, including the allocation of principal business and portfolio brokerage, and the negotiation of commissions.

     In purchasing and selling securities for each of the Fund's Portfolios, it is the Fund's policy to seek to obtain quality execution at the most favorable prices, through responsible broker-dealers. In selecting broker-dealers to execute the Fund's securities transactions, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Fund.

     Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be through such firms. However, the Fund may place portfolio orders with qualified brokers or dealers who recommend shares of the Fund to clients, or who act as agent in the purchase of shares of any of the Fund's Portfolios for their clients and may, when a number of brokers and dealers can provide comparable best price and execution on a particular transaction, consider the sale of shares by a broker or dealer in selecting among qualified brokers or dealers.


     The Fund paid no brokerage commissions during the fiscal years ended August 31, 1994, August 31, 1995 and August 31, 1996.

                    DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was organized as a Maryland corporation on October 15, 1976. On January 3, 1984, the Fund was reorganized into a Pennsylvania business trust which was organized solely for that purpose. The Fund was reorganized as a Maryland corporation on December 31, 1985.


     The Articles of Incorporation permit the Directors to issue 9,800,000,000 shares of Common Stock, $.001 par value from an unlimited number of separate classes ("Portfolio") of shares. Currently the Fund is offering shares of seven Portfolios. The shares of each Portfolio are fully paid and nonassessable and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Portfolio have no pre-emptive rights. The shares of each Portfolio have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. On any matter submitted to a vote of shareholders, all shares of the Fund then issued and outstanding and entitled to vote, irrespective of the class, shall be voted in the aggregate and not by class: except (i) when required by the Investment Company Act of 1940, shares shall be voted by individual class; and (ii) when the matter does not affect any interest of a particular class, then only shareholders of the affected class or classes shall be entitled to vote thereon.


                              FINANCIAL STATEMENTS


     The Fund's Financial Statements for the year ended August 31, 1996, including the financial highlights for each of the five fiscal years in the period ended August 31, 1996, appearing in the Vanguard Municipal Bond Fund Annual Report to Shareholders and insert thereto, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund's Annual Report to Shareholders and the insert thereto are enclosed with this Statement of Additional Information.


         APPENDIX A -- DESCRIPTION OF MUNICIPAL BONDS AND THEIR RATINGS

     Vanguard may use reprinted material discussing the Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

     MUNICIPAL BONDS -- GENERAL. Municipal Bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal Bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loan to other public institutions and facilities.


     The two principal classifications of Municipal Bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Fund may also invest in tax-exempt industrial development bonds, short-term municipal obligations, demand notes and tax-exempt commercial paper.


     Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and Short-Term Discount Notes.

     Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay in its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. The demand notes in which the Fund will invest are payable on not more than 397 days' notice. Each note purchased by the Fund will meet the quality criteria set out above for the Fund.



     The yields of Municipal Bonds depend on, among other things, general money market conditions, conditions in the Municipal Bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investor Service, Inc. and Standard & Poor's Corporation represent their opinions of the quality of the Municipal Bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, Municipal Bonds with the same maturity, coupon and rating may have different yields, while Municipal Bonds of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of the investment management staff to appraise independently the fundamental quality of the bonds held by the Fund.


     Municipal Bonds are sometimes purchased on a "when issued" basis meaning the Fund has committed to purchasing certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.


     The Portfolios may purchase municipal bonds subject to so-called "demand features." In such cases the Portfolio may purchase a security that is nominally long-term, but has many of the features of shorter-term securities. By virtue of this demand feature, the security will be deemed to have a maturity date that is earlier than its stated maturity rate.


     From time to time proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Fund to achieve its investment objective. In that event, the Fund's Trustees and officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.


     Similarly, from time to time proposals have been introduced before State and local legislatures to restrict or eliminate the State and local income tax exemption for interest on Municipal Bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of each Portfolio to achieve its respective investment objective. In that event, the fund's trustees and officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies. Ratings. Excerpts from Moody's Investor Service, Inc.'s Municipal Bond ratings: Aaa -- judged to be of the "best quality" and are referred to as "gilt edge"; interest payments are protected by a large or by an exceptionally stable margin and principal is secure; Aa -- judged to be of "high quality by all standards" but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa-rated Municipal Bonds; together with Aaa group they comprise what are generally known as "high grade bonds"; A -- possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A-rated Municipal Bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa -- considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba -- protection of principal and interest payments may be very moderate; judged to have speculative elements; their future cannot be considered as well-assured; B -- lack characteristics of a desirable investment; assurance of interest and principal payments over any long period of time may be small; Caa -- poor standing; may be in default or there may be present elements of danger with respect to principal and interest; Ca -- speculative in a high degree; often in default; C -- lowest rated class of bonds; issues so rated can be regarded as having extremely poor prospects for ever attaining any real investment standing.

     Description of Moody's ratings of state and municipal notes: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). Symbols used will be as follows:
MIG-1 -- Best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both: MIG-2 -- High quality with margins of protection ample although not so large as in the preceding group.

     Description of Moody's highest commercial paper rating; Prime-1
("P-1") -- judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

     Excerpts from Standard & Poor's Corporation's Municipal Bond ratings:
AAA -- has the highest rating assigned by S&P; extremely strong capacity to pay principal and interest; AA -- has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree; A -- has a strong capacity to pay principal and interest, although somewhat more susceptible to the adverse changes in circumstances and economic conditions;
BBB -- regarded as having an adequate capacity to pay principal and interest; normally exhibit adequate protection parameters but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in A category; BB -- B -- CCC -- CC -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of obligations; BB is being paid; D -- in default, and payment of principal and/or interest is in arrears.

     The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Excerpt from Standard & Poor's Corporation's rating of municipal note issues: SP-1+ -- very strong capacity to pay principal and interest;
SP-1 -- strong capacity to pay principal and interest.

     Description of S&P's highest commercial papers ratings: A-1+ -- This designation indicates the degree of safety regarding timely payment is overwhelming. A-1 -- This designation indicates the degree of safety regarding timely payment is very strong.


     At least 95% of the municipal securities held by each of the Fund's Portfolios, with the exception of the Money Market and Insured Long-Term Portfolios, must be rated a minimum of Baa (or BBB) by Moody's or Standard & Poor's. The Money Market Portfolio cannot hold bonds rated BBB or below investment grade. The Insured Long-Term Portfolio will be at least 80% insured with the remaining 20% having a minimum rating of A. Of the remaining Portfolios, no more than 20% of the Portfolio will be held in the lowest investment grade rating. Not more than 5% of the municipal securities of each Portfolio may be lower-rated or unrated.


     In the event that a particular obligation held by a Portfolio of the Fund is downgraded below the minimum investment level permitted the investment policies of such Portfolio, the directors and officers of the Fund will carefully assess the credit worthiness of the obligation to determine whether it continues to meet the policies and objectives of the Portfolio.

                   APPENDIX B -- MUNICIPAL LEASE OBLIGATIONS

     Each Portfolio may invest in municipal lease obligations. Such securities will be treated as liquid under the following guidelines which have been established by the Board of Directors:

     1. The obligation has been rated "investment grade" by at least one NRSRO and is considered to be investment grade by the investment adviser.

     2. The obligation is secured by payments from a governmental lessee which is generally recognized and has debt obligations which are actively traded by a minimum of five broker/dealers.

     3. At least $25 million of the lessee debt is outstanding either in a single transaction or on parity, and owned by a minimum of five institutional investors.

     4. The investment adviser has determined that the obligation, or a comparable lessee security, trades in the institutional marketplace at least periodically, with a bid/offer spread of 20 basis points or less.

     5. The governmental lessee has a full faith and credit general obligation rating of at least "A-" as published by at least one NRSRO or as determined by the investment adviser. If the lessee is a state government, the general obligation rating must be at least BAA1, BBB+, or equivalent, as determined above.

     6. The projects to be financed by the obligation are determined to be critical to the lessee's ability to deliver essential services.

     7. Specific legal features such as covenants to maintain the tax-exempt status of the obligation, covenants to make lease payments without the right of offset or counterclaim, covenants to return leased property to the lessor in the event of non-appropriation, insurance policies, debt service reserve fund, are present.

     8. The lease must be "triple net" (i.e.-lease payments are net of property maintenance, taxes and insurance).

     9. If the lessor is a private entity, there must be a sale and absolute assignment of rental payments to the trustee, accompanied by a legal opinion from recognized bond counsel that lease payments would not be considered property of the lessor's estate in the event of lessor's bankruptcy.

                                     PART C
                       VANGUARD MUNICIPAL BOND FUND, INC.
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
     (A) FINANCIAL STATEMENTS


     The Registrant's audited financial statements for the year ended August 31, 1996, including Price Waterhouse LLP's report thereon, are incorporated by reference, in the Statement of Additional Information, from the Registrant's 1996 Annual Report and insert thereto, which has been filed with the Commission. The financial statements included in the Annual Report and the insert thereto are:



     1. Statements of Net Assets as of August 31, 1996.


     2. Statements of Operations for the year ended August 31, 1996.


     3. Statements of Changes in Net Assets for the years ended August 31, 1995 and August 31, 1996.


     4. Financial Highlights for each of the five years in the period ended August 31, 1996.

     5. Notes to Financial Statements.
     6. Report of Independent Accountants.

     (B) EXHIBITS

                 EXHIBIT NUMBER                              DESCRIPTION
          -----------------------------  ---------------------------------------------------
          11...........................  Consent of Independent Accountants
          12...........................  Financial Statements -- See (a) above.
          16...........................  Schedule for computation of performance quotations
          27...........................  Financial Data Schedule

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Registrant is not controlled by or under common control with any person. The officers of the Registrant, the investment companies in The Vanguard Group of Investment Companies and The Vanguard Group, Inc. are identical. Reference is made to the caption "Management of the Fund" in the Prospectus constituting Part A and in the Statement of Additional Information constituting Part B of this Registration Statement.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


     As of August 31, 1996 each Portfolio of the Fund had the following number of shareholders:



          Money Market Portfolio..............................................    59,219
          Short-Term Portfolio................................................    22,897
          Limited-Term Portfolio..............................................    31,406
          Intermediate-Term Portfolio.........................................   110,694
          Long-Term Portfolio.................................................    20,256
          Insured Long-Term Portfolio.........................................    36,416
          High-Yield Portfolio................................................    39,817


ITEM 27. INDEMNIFICATION

     Reference is made to Article IX of Registrant's Articles of Incorporation. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Investment advisory services are provided to the Registrant on an at-cost basis by The Vanguard Group, Inc., a jointly-owned subsidiary of the Registrant and the other Funds in the Group. See the information concerning The Vanguard Group set forth in Parts A and B.

ITEM 29. PRINCIPAL UNDERWRITERS

     (a) None
     (b) Not Applicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained in the physical possession of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc. c/o The Vanguard Financial Center, Valley Forge, Pennsylvania 19482; and the Registrant's Custodian, CoreStates Bank, N.A., Philadelphia, Pa.

ITEM 31. MANAGEMENT SERVICES

     Other than the Amended and Restated Funds' Service Agreement with The Vanguard Group, Inc. which was previously filed as Exhibit 9(c) and described in Part B hereof under "Management of the Fund;" the Registrant is not a party of any management-related service contract.

ITEM 32. UNDERTAKINGS

     Registrant hereby undertakes to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in regard to shareholders' rights to call a meeting of shareholders for the purpose of voting on the removal of directors and to assist in shareholder communications in such matters, to the extent required by law.

     Registrant hereby undertakes to provide an Annual Report to Shareholders or prospective investors, free of charge, upon request.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 24th day of December, 1996.


                                       VANGUARD MUNICIPAL BOND FUND, INC.


                                       By: /s/         JOHN J. BRENNAN


                                         ---------------------------------------
                                                 (Raymond J. Klapinsky)

                                                    John J. Brennan*,


                                          President and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


                        SIGNATURES
                        ----------                                  TITLE                          DATE
                                                           -----------------------          ------------------
By: /s/ JOHN C. BOGLE                                      Chairman of the Board             December 24, 1996
   ----------------------------------------------------    and Director
                (Raymond J. Klapinsky)
                    John C. Bogle*

By: /s/ JOHN J. BRENNAN                                    President, Chief                  December 24, 1996
   ----------------------------------------------------    Executive Officer
                (Raymond J. Klapinsky)                     and Director
                   John J. Brennan*

By: /s/ ROBERT E. CAWTHORN                                 Director                          December 24, 1996
   ----------------------------------------------------
                (Raymond J. Klapinsky)
                  Robert E. Cawthorn*

By: /s/ BARBARA B. HAUPTFUHRER                             Director                          December 24, 1996
   ----------------------------------------------------
                (Raymond J. Klapinsky)
                Barbara B. Hauptfuhrer*

By: /s/ BURTON G. MALKIEL                                  Director                          December 24, 1996
   ----------------------------------------------------
                (Raymond J. Klapinsky)
                  Burton G. Malkiel*

By: /s/ ALFRED M. RANKIN, JR.                              Director                          December 24, 1996
   ----------------------------------------------------
                (Raymond J. Klapinsky)
                Alfred M. Rankin, Jr.*

By: /s/ JOHN C.  SAWMILL                                   Director                          December 24, 1996
   ----------------------------------------------------
                (Raymond J. Klapinsky)
                   John C. Sawhill*

By: /s/ JAMES O. WELCH, JR.                                Director                          December 24, 1996
   ----------------------------------------------------
                (Raymond J. Klapinsky)
                 James O. Welch, Jr.*

By: /s/ J. LAWRENCE WILSON                                 Director                          December 24, 1996
   ----------------------------------------------------
                (Raymond J. Klapinsky)
                  J. Lawrence Wilson*

By: /s/ RICHARD F. HYLAND                                  Treasurer and Principal           December 24, 1996
   ----------------------------------------------------    Financial Officer and
                (Raymond J. Klapinsky)                     Accounting Officer
                  Richard F. Hyland*


* By Power of Attorney. See File Number 2-14336, January 23, 1990. Incorporated by Reference.

                                 EXHIBIT INDEX

CONSENT OF INDEPENDENT ACCOUNTANTS...................................................   EX-99.B11
SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS...................................   EX-99.B16
FINANCIAL DATA SCHEDULE..............................................................   EX-27